SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement            [ ]     Confidential, for use of the
[ ]  Definitive Proxy Statement                     Commission only
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JUNIPER FEATURES LTD.
                (Name of Registrant as Specified In Its Charter)

                              JUNIPER FEATURES LTD.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:
[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid:$______________
         (2)  Form, Schedule or Registration Statement No.: _________________
         (3)  Filing Party: _________________
         (4)  Date Filed: __________________


__________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                           PRELIMINARY PROXY STATEMENT

                              JUNIPER FEATURES LTD.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on February 6, 1997

To the Shareholders of Juniper Features Ltd.:

          Notice is hereby given that the Annual Meeting of Shareholders of Juniper Features Ltd., a New York corporation (the "Company"), will be held on February 6, 1997, at the Inn at Great Neck, 30 Cuttermill Road, Great Neck, New York 11021, at 9:30 a.m., for the following purposes:

     1. To elect three Directors of the Company to serve for a term of one year and until their successors are duly elected and qualified.

     2. To consider and vote upon a proposed amendment to the Certificate of Incorporation of the Company to change the name of the Company to Juniper Group, Inc.

     3. To consider and vote upon a proposed amendment to the Certificate of Incorporation of the Company to eliminate the preemptive rights of holders of the Company's Common Stock, $.001 par value ("Common Stock").

     4. To consider and vote upon a proposed amendment to the Certificate of Incorporation of the Company to increase the authorized Common Stock of the Company from 20,000,000 shares to 300,000,000 shares.

     5. To consider and vote upon a proposed amendment to the Certificate of Incorporation of the Company to require the vote of holders of 80% of the issued and outstanding shares of Common Stock to approve certain business combinations involving the Company and a related person.

     6. To consider and vote upon a proposal to amend the Company's By-laws to provide for a pre-takeover notification requirement.

     7. To consider and vote upon a proposed change of the Company's state of domicile from New York to Nevada pursuant to a reincorporation in Nevada.

     8.   To approve the Company's 1996 Stock Option Plan.

     9. To ratify the appointment of Goldstein & Ganz, P.C., as the Company's independent public accountants for the year ending December 31, 1996.

     10. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only Shareholders of record at the close of business on January 4, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                            By Order of the Board of Directors,


                                    Yvonne T. Paultre,
                                    Secretary

Great Neck, New York
Janaury 22, 1997


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                              Juniper Features Ltd.
                               111 Great Neck Road
                           Great Neck, New York 11021

                                 PROXY STATEMENT


     The Board of Directors of Juniper Features Ltd. (the "Company") presents this Proxy Statement to all holders of the Company's Common Stock, $.001 par value ("Common Stock"), and solicits their proxies for the Annual Meeting of Shareholders to be held on February 6, 1997. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors, for the amendment to the Company's Certificate of Incorporation to change the name of the Company to Juniper Group, Inc., for the amendment to the Company's Certificate of
Incorporation to eliminate the preemptive rights of holders of the Company's Common Stock, $.001 par value ("Common Stock"), for the amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the company from 20,000,000 to 200,000,000 shares of Common Stock, for the amendment to the Company's Certificate of Incorporation to require the vote of holders of 80% of the issued and outstanding shares of Common Stock to approve certain business combinations involving the Company and related persons, for the amendment to the Company's Bylaws to provide for a notification requirement for nominations of individuals for election to the Board of Directors, for the proposal to change the Company's state of domicile from New York to Nevada pursuant to a reincorporation in Nevada, for approval of the Company's 1996 Stock Option Plan, and for the ratification of Goldstein & Ganz, P.C., as the Company's independent public accountants.

     The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. The proxy may be revoked at any time before being voted. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails. This Proxy Statement is being mailed on or about Janaury 21, 1997.

     The total number of shares of Common Stock of the Company outstanding as of December 17, 1996 was 18,224,745 and the total number of shares of 12% Non-Voting Convertible Redeemable Preferred Stock ("Preferred Stock") outstanding as of December17, 1996 was 235,900. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock is entitled to one vote. Holders of shares of Preferred Stock ("Preferred Shareholders") are not entitled to vote on matters submitted to Shareholders except on those matters affecting the rights of Preferred Shareholders, in which case they vote separately as a class. Only holders of record as of the close of business on January 21, 1997 will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.


     The affirmative vote by Shareholders holding a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of Directors and for the ratification of Goldstein & Ganz P.C., as the Company's independent public accountants. The affirmative vote by Shareholders holding a majority of the shares of Common Stock outstanding is required for the amendment to the Company's Certificate of Incorporation to change the name of the Company to Juniper Group, Inc., for the amendment to Company's Certificate of Incorporation to eliminate the preemptive rights of holders of the Company's Common Stock, for the amendment to the Company's Bylaws to provide for a notification requirement for nominations of individual for election to the Board of Directors, for the amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 20,000,000 to
300,000,000 shares of Common Stock, for the amendment to the Company's Certificate of Incorporation to require the vote of holders of 80% of the issued and outstanding shares of Common Stock to approve certain business combinations involving the Company and related persons, for the amendment to the Company's By-laws to provide for a notification requirement for nominations of individual for election to the Board of Directors, and for approval of the Company's 1996 Stock Option Plan. The affirmative vote by Shareholders holding two-thirds of the shares of Common Stock outstanding is required for approval of the proposal to change the Company's state of domicile from New York to Nevada pursuant to a reincorporation in Nevada. Shares represented by proxies which are marked "abstain" with respect to the ratification of the independent public accountants and proxies which are marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

     A list of Shareholders entitled to vote at the Annual Meeting will be available at the Company's office, 111 Great Neck Road, Great Neck, New York, for a period of ten (10) days prior to the Annual Meeting for examination by any Shareholder.


PROPOSAL 1

                              ELECTION OF DIRECTORS


     The Company's Board of Directors consists of three persons. All of the Company's Directors are standing for re-election, each to serve for a term of one year and until their successors have been elected and qualified. It is intended that the accompanying form of Proxy will be voted for the election of the nominees for Director, unless the Proxy contains contrary instructions. Proxies which abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

     Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

     The persons listed in the table below are all currently serving as Directors or executive officers of the Company or its subsidiaries.

         Name                               Age      Position with the Company
         ----                               ---      -------------------------
V. Paul Hreljanovic                         49       Chairman of the Board of
                                                     Directors, President and
                                                     Chief Executive Officer

Harold A. Horowitz                          46       Director

Peter W. Feldman                            52       Director

Richard O. Vazquez                          43       President,
                                                     PartnerCare, Inc.

Yvonne Paultre                              57       Secretary

Directors

     V. Paul Hreljanovic has been the Chairman of the Board, President, and Chief Executive Officer of the Company since 1987. He has served as a member of the Executive Committee of the New Leadership Division, North Shore University Hospital NYU Medical School since 1988.

     Harold A. Horowitz has been a Directorof the Company since January 1991. Since November 1995, Mr. Horowitz has been Chairman of the Board and Chief Executive Officer of In-Stock Business Forms & Paper Products Ltd. and an independent consultant to various companies. From September 1990 until October 1995, Mr. Horowitz was a Partner of the law firm of Finkelstein, Bruckman, Wohl, Most and Rothman, which was general counsel to the Company. Mr Horowitz received his JD degree in 1976 from Columbia University School of Law and masters degree in economics from Columbia University in 1973. He received his BA degree from Yeshiva University in 1971.

     Peter W. Feldman was elected to the Board of Directors of the Company on February 1, 1995 to fill an existing vacancy. Mr. Feldman has been a managing director of a Kentucky Fried Chicken franchisee since 1972. He was a director and officer of Labels For Less, a discount women's clothing chain, from 1975 through 1990. Additionally, Mr. Feldman was Chief Financial Officer and administrator of Morris Industrial Builders, Inc., a real estate developer, from 1985 through 1991. Since 1991, Mr. Feldman has also been the principal of International Food and Development, Inc., a company that develops and operates Appleby's Restaurants throughout the Caribbean.

Executive Officers

     In addition to Vlado P. Hreljanovic, the Company's Chairman, President, and Chief Executive Officer, the following individuals serve as executive officers of the Company: Richard O. Vazquez has been the President of PartnerCare, Inc., the Company's revenue enhancement management subsidiary, since July 1, 1996. Prior to that time, Mr. Vazquez was employed by Multiplan, Inc. since September 1993 as a Vice President for Integrated Networks. Between June 1992 and August 1993, Mr Vazquez was a National Urban Fellow - Consultant with WNET-TV in New York, while he was pursuing his Masters in Public Administration from Baruch College. From 1981 to 1992, he served as Associate Director (1983-1984) and Associate Executive Director (1984-1992) of Elmhurst Hospital Center in Elmhurst, New York.

     Yvonne T. Paultre has been Secretary of the Company since 1991. Ms. Paultre has supervisory responsibilities for the Company's employees, customer relations, and office policies. She is also responsible for operations of the Company's television syndication area.

Certain Information Concerning the Board of Directors and Committees

     Each Director will hold office until the next annual meeting of Shareholders and until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. The Board of Directors of the Company has audit and compensation committees, each consisting of Mr. Feldman and Mr. Horowitz. The Audit Committee held two meetings and the Compensation Committee held three meetings during the year ended December 31, 1995. The Company does not have a nominating committee.

     The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

     The duties of the Compensation Committee are to recommend to the Board remuneration for officers of the Company, to determine the number and issuance of options pursuant to the Company's stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company.

     The Board of Directors held 15 meetings during the year ended December 31, 1995. Each member of the Board of Directors attended all of the meetings of the Board and each Committee on which he served either in person or telephonically.


Executive Compensation

Summary Compensation Table

     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company during the fiscal years ended December 31, 1993, 1994 and 1995, by the Company's Chief Executive Officer. No other executive officer received total compensation in excess $100,000.

                              Annual Compensation                                                      Long-Term
Compensation

                                                                                      Awards
                           Payouts
       (a)          (b)      (c)         (d)            (e)             (f)           (g)          (h)           (i)

                                                                    Restricted                  Long-term
Name and Principal                                  Other Annual    Stock          Options/     Incentive     All Other
 Position                                           Compensa-       Award(s)       SARs         Plan          Compensa-tion
                     Year  Salary        Bonus      tion            ($)            (#)          Payouts       ($)
                                                                                                          ($)

Vlado P.
Hreljanovic,        1995   $163,363       -0-       $45,500(1)        -0-            -0-          -0-           -0-
Chairman of the     1994   $150,000     $26,250(2)  $45,200(3)        -0-            -0-          -0-           -0-
Board and Chief     1993   $112,500(4)  $54,000(5)  $30,000(6)        -0-            -0-          -0-           -0-
Executive Officer

________________________________________________________

     The Chief Executive Officer did not receive any long term compensation in 1995, 1994, or 1993.

(1) Other compensation for Mr. Hreljanovic in 1995 primarily consisted of, among other things, automobile payments, including lease, maintenance, and insurance, of $25,000 and health and life insurance of $18,600.

(2) Paid in 525,000 shares of the Company's unregistered common stock valued at $26,250, which were issued to Mr. Hreljanovic on February 8, 1995 (75,000 shares) and April 18, 1995 (450,000 shares), in recognition of efforts by Mr. Hreljanovic on behalf of the Company and its subsidiaries.

(3) Other compensation for Mr. Hreljanovic in 1994 primarily consisted of, among other things, automobile payments, including lease, maintenance, and insurance, of $29,900 and health and life insurance of $14,500. Excludes options to purchase 250,000 shares of Common Stock granted to Mr. Hreljanovic pursuant to his employment agreement, at 110% of the market value at the effective date, which equalled $0.407 per share. These options are exercisable for a period of five years commencing January 4, 1994.

(4) Pursuant to his employment agreement, Mr. Hreljanovic was entitled to $150,000 in salary per annum. Mr. Hreljanovic deferred $112,500 and waived $37,500 in salary in 1993. The $112,500 in deferred salary was converted into 514,403 shares of the Company's unregistered common stock on January 3, 1994.

(5) Paid in 300,000 shares of the Company's unregistered common stock valued at $54,000, which were issued to Mr. Hreljanovic on January 3, 1994 in recognition of efforts by Mr. Hreljanovic on behalf of the Company and its subsidiaries.

(6) Other compensation for Mr. Hreljanovic in 1993 primarily consisted of, among other things, automobile payments of $18,100 and health and life insurance of $11,900.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY End Option/SAR Values

   (a)            (b)          (c)           (d)               (e)

                                                             Value of
                                           Number of         Unexercised
                                           Unexercised       In-The-Money
                  Shares                   Options/SARs at   Options/SARs
                  Acquired                 FY-End (#)        at FY-End ($)
                  on Exer-    Value        Exercisable/      Exercisable/
Name              cise (#)    Realized     Unexercisable     Unexercisable (1)

V. Paul
 Hreljanovic      0             $0         250,000/0          109,188/$0


(1) Although the value of unexercised in-the-money options at year end was $109,188, such options were out-of-the money at December17, 1996 by $86,125.

(d)  The Company has no long-term incentive plan awards.

(e) Compensation of Directors. In 1995, Mr. Horowitz and Mr. Feldman were each issued 100,000 Shares of the Company's unregistered common stock, valued at an aggregate of $10,000, in recognition of his efforts on behalf of the Company as a Board Member during 1994. In addition, Mrs. Marcia Wiener, wife of deceased Board Member Murray Wiener, received 402,000 shares of the Company's unregistered stock, valued at $43,969, in recognition of her husband's efforts on behalf of the Company. In 1994, Mr. Wiener and Mr. Horowitz were each issued 40,000 shares of the Company's unregistered common stock valued at an aggregate of $14,400 in recognition of their efforts on behalf of the Company as Directors during 1993.

     Non-employee directors are entitled to Five Hundred ($500.00) Dollars for each Board of Directors meeting attended and to reimbursement for their out-of-pocket expenses in attending such meetings.

Employment Agreements

     Mr. Hreljanovic has an employment agreement with the Company, which expires on April 30, 2000, and provides for his employment as President and Chief Executive Officer of the Company at an annual salary of $150,000, which has been adjusted annually for increases in the Consumer Price Index, and for the lease of an automobile and reimbursement of certain expenses and insurance. Based on the foregoing formula, Mr. Hreljanovic's salary in 1995 was $163,363. Under the employment agreement, Mr. Hreljanovic will receive options to purchase 800,000 shares of Common Stock with respect to the first year in which the Company's "Operating Income" (as defined therein) is equal to or greater than $100,000 and in each subsequent year in which Operating Income increases by 10% over the previous year's Operating Income; he will also have the right to receive options to purchase 300,000 shares of Common Stock if the gross revenue of any direct or indirect subsidiary of the Company increases by 15% in any fiscal year as compared to the preceding fiscal year. Additionally, Mr. Hreljanovic may receive shares of the Company's Common Stock or options to purchase shares of the Company's Common Stock as determined by the Board based upon his performance. Under the terms of this employment agreement, Mr. Hveljanovic is entitled to receive a cash bonus when the Company's pre-tax profit exceeds $100,000. Additionally, if the employment agreement is terminated by the Company after a change in control (as defined by the agreement), he is entitled to a lump sum cash payment equal to approximately three times his base salary.


Certain Relationships and Related Transactions

     The Company paid rent under two subleases during 1995 and 1994 to companies affiliated with the Chief Executive Officer of the Company. The rents paid and terms under the subleases are the same as those under the affiliate's lease agreements with the landlords. Rent expense for the years ended December 31, 1995, and 1994 was $71,050 and $60,701, respectively. In prior years, the Company made advances to or received advances from one of those companies for working capital requirements. As a result, at December 31, 1995, the balances due from the affiliates were approximately $20,000 and $11,000, respectively. Amounts payable under those leases in 1996 and subsequent years are set forth below:

             1996            -  $68,549
             1997            -  $69,520
             1998            -  $59,936
             1999            -  $61,962
             2000            -  $63,988
             2001 and
             thereafter      -  $93,027

     As of December 31, 1995, the balance due from a company affiliated with the Chief Executive Officer of the Company was $55,205. The balance is a result of working capital advances made, from time to time, to the affiliated company.

     The Company acquired distribution rights to two films from a Company affiliated with the Chief Executive Officer of the Company for a ten-year license period, which expires on June 5, 1998. The Company is obligated to pay such company producers' fees at the contract rate. Such payments will be charged against earnings. In 1995 and 1994, no payments were made to such company, and no revenue was recognized from such films.

     During 1995, the Company's Chief Executive Officer made loans directly to the Company, made payments to unaffiliated parties on behalf of the Company, incurred travel expenses while conducting business for the Company, and received repayments of loans and reimbursement of certain expenses during the year. With regard to loans to the Company, interest accrues at 12% per annum. The Company also made advances to its Chief Executive Officer for business expenses anticipated to be incurred by him during 1995. At December 31, 1995, the net balance due from the Chief Executive Officer for all activities above was $5,435.

     One of the Company's directors was a partner in a law firm engaged by the Company as general counsel. As consideration for his efforts on behalf of the Company in 1995, the director received 100,000 shares of Common Stock, valued at $5,000. During 1995, the law firm billed approximately $33,000 in fees, and at December 31, 1995, the outstanding balance due the firm was approximately $109,000. In May 1995, the Company issued 100,000 shares of Common Stock valued at $5,000 to that law firm in payment of a portion of fees payable to it.


     In 1995, the Company's President and Chief Executive Officer was issued 525,000 shares of Common Stock, valued at $26,250, as additional compensation for services performed in 1994. Further, the Company issued 100,000 shares valued at an aggregate of $10,000 to non-employee directors as directors' compensation.

Principal Shareholders

     The following table sets forth, as of December 17, 1996, certain information concerning those persons known to the Company to be the beneficial owners (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of more than five (5%) percent of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock of the Company owned by all Directors of the Company, individually, and by all Directors and executive officers of the Company as a group:

                                                  Percent of Common Stock
  Name and Address                Ownership          Outstanding

V. Paul Hreljanovic               3,384,542           18.62%
111 Great Neck Road
Suite 604
Great Neck, NY 11021

Harold A. Horowitz                  150,000            0.55%
111 Great Neck Road
Suite 604
Great Neck, NY 11021

Peter W. Feldman                    182,500            1.00%
777 Yamato Road
Suite 135
Boca Raton, FL  33134

Officers and Directors
as a group (5 Persons)            3,788,591           20.85%


Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the period from January 1, 1995 through December 31, 1995, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with except as follows: Peter Feldman, a director of the Company, did not timely file a Form 4 in connection with his acquisition of 100,000 shares of Common Stock in May 1995, and he did not timely file a Form 5; and Harold A. Horowitz, a director of the Company, did not timely file a Form 4 in connection with the acquisition of 100,000 shares of Common Stock in May 1995, and his disposition of 84,000 shares of Common Stock in December 1995, and he did not file a Form 5. Mr. Feldman filed a Form 5 on March 29, 1996, and Mr. Horowitz filed a Form 5 on March 25, 1996. Additionally, no Form 5 was filed by any other director in 1995, the Company being unaware as to whether any such filing was required.

PROPOSAL 2

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "JUNIPER GROUP, INC."

     The Board of Directors has approved a proposal to amend the Company's Certificate of Incorporation to change the Company's name to "Juniper Group, Inc." The Board of Directors believes that the current name of the Company, Juniper Features Ltd., too closely identifies the Company with its feature film segment and does not reflect the healthcare cost containment and revenue enhancement management parts of the Company's business. Therefore, the Board of Directors believes that a change of the Company's name will enable the public and those already familiar with the Company to identify the Company's ownership of both Juniper Entertainment, Inc., the Company's feature films subsidiary, and Juniper Medical Systems, Inc., the Company's healthcare subsidiary.

     If the proposed Amendment is approved, Article First of the Company's Certificate of Incorporation will be amended to read in its entirety as follows:

                  First:   The name of the corporation is JUNIPER GROUP, INC.

     THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS AMENDMENT TO THE
COMPANY'S CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 2.


PROPOSAL 3

                        ELIMINATION OF PREEMPTIVE RIGHTS

     The Board of Directors has approved a proposal to amend the Company's Certificate of Incorporation to eliminate preemptive rights of holders of all shares of the Company's equity securities. If the proposal is approved by the Shareholders, a new Article will be added to the Company's Certificate of Incorporation as set forth in full in Exhibit A to this Proxy Statement.

Current Shareholder Rights and Consequences of Approval.

     Section 622 of the New York Business Corporation Law ("BCL") provides that shareholders of a New York corporation will have preemptive rights unless otherwise provided in the certificate of incorporation or bylaws. Among other things, the issuance of shares for consideration other than cash or to officers, directors or employees of the corporation pursuant to the exercise of options approved by the shareholders do not give rise to preemptive rights under New York law. The Company's Certificate of Incorporation does not presently limit or eliminate the Shareholders' preemptive rights. Accordingly, if the Company were to offer to sell for cash additional shares of Common Stock or shares convertible into or exchangeable for Common Stock, each Shareholder would have the right to purchase that number of shares as would enable him to maintain his proportionate interest in the Company's Common Stock. If Proposal 3 is approved, Shareholders would have no such rights.

Reasons for the Proposal.

     The Board of Directors believes that preemptive rights do not serve the best interests of the Shareholders, since the preemptive rights procedure involves considerable delay and substantial expense to the Company. Unless preemptive rights are eliminated, an underwritten public offering of equity securities for cash could be effected only in the form of a rights offering or by obtaining waivers of preemptive rights with respect to such offering from all Shareholders or by amending the Company's Certificate of Incorporation to exclude such offering from the offerings for which preemptive rights are available. Attempting to obtain waivers or to amend the Certificate of Incorporation would involve uncertainty, considerable delay and substantial expense. In any case, the Company's ability to take advantage of the lowest-cost financing that may become available in rapidly changing financial markets is limited because of the existence of preemptive rights. Although a result of approval of Proposal 3 would be to eliminate an existing Shareholder right, the Board is of the opinion that the benefits of the flexibility obtained by the Company outweigh any disadvantage to Shareholders resulting from the existence of preemptive rights.

Possible Contingency.

     The Board of Directors has recently determined that, notwithstanding the Shareholders preemptive rights, the Company has issued shares on a number of occasions without offering preemptive rights to existing Shareholders or procuring waivers of their preemptive rights. The amount of damaged incurred by Shareholders by reason of the failure to offer preemptive rights, if any, is not ascertainable with any degree of accuracy. The Board of Directors believes that if any such claims were asserted, the Company may have valid defenses.

Right to Dissent and Appraisal.

     Section 806(b)(6) of the BCL sets forth the rights of Shareholders of the Company who object to an amendment to the Certificate of Incorporation to alter or abolish any preemptive right. Any Shareholder of the Company who does not vote in favor of the Proposal 3 may, if Proposal 3 is approved, obtain payment in cash of the fair value of his shares by complying with requirements of
Section 623 of the BCL. The dissenting Shareholder must file with the Company, before the Shareholders vote on Proposal 3, a written objection including a notice of his election to dissent, his name and residence address, the number of shares as to which the objection applies and a demand for payment of the fair value of such shares if Proposal 3 is approved. Failure by a Shareholder to provide such an objection or a vote in favor of Proposal 3 constitutes a waiver of the right to dissent. Such objection is not required from any Shareholder to whom the Company did not give proper notice of the meeting pursuant to which such vote was taken. Within ten days after the vote of Shareholders approving Proposal 3, the Company must give written notice of such approval to each dissenting Shareholder who filed written objection or from whom written objection was not required. Within twenty days after the giving of such notice, any Shareholder from whom written objection was not required and who elects to dissent from Proposal 3 must file with the Company a written notice of such election, stating his name and residence address, the number of shares to which the notice applies and a demand for payment of the fair value of shares. Shareholders may not dissent as to fewer than all of their shares. At the time of filing the notice of election to dissent or within one month thereafter, the Shareholder must submit the certificates representing the shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the Shareholder. Failure to submit the certificates for such notation may result in the loss of dissenter's rights. Within fifteen days after the expiration of the period within which Shareholders may file their notices of election to dissent, or within fifteen days after consummation of Proposal 3, whichever is later (but not later than ninety days after the Shareholders' vote authorizing Proposal 3), the Company must make a written offer (which, if Proposal 3 has not been consummated, may be conditioned upon such consummation) to each Shareholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. The dissenting Shareholder has a period of 30 days within which to accept such written offer. A Shareholder may withdraw the notice of election to dissent at any time prior to the acceptance in writing of the Company's offer, but in no case later than 60 days from the date of the consummation of Proposal 3. Thereafter, such withdrawal shall require the consent of the Company. A judicial proceeding may be instituted by the Company to determine the rights of dissenting Shareholders and to fix the fair market value of their shares. If the Company does not institute such a proceeding, the dissenting Shareholders may institute such a proceeding. The Company is not required to notify the dissenting Shareholders of the Company's decision not to institute such a proceeding, and the Company currently does not intend to give such notice. A negative vote on Proposal 3 does not constitute a written objection required to be filed by a dissenting Shareholder. Failure to vote against Proposal 3 or failure to specify any vote on the proxy card, however, will not constitute a waiver of rights under Sections 806(b)(6) and 623 of the BCL, provided that written objection has been properly filed.

     The foregoing summary does not purport to be a complete statement of the provisions of Sections 806(b) and 623 of the BCL and is qualified in its entirety by reference to those Sections, copies of which are attached as Exhibit B hereto.

     THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS AMENDMENT TO THE
COMPANY'S CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 3.

PROPOSAL 4

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO
                        INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors of the Company has adopted a resolution to amend Article Four of the Company's Certificate of Incorporation as set forth in Exhibit C to this Proxy Statement to authorize the Company to issue 300,000,000 shares of Common Stock.

     The Company is presently authorized to issue 20,000,000 shares of Common Stock, $.001 par value per share, and 875,000 shares of Preferred Stock, par value $.10 per share. As of December 17, 1996, of the 20,000,000 shares of Common Stock authorized, 18,224,745 shares were issued and outstanding, leaving a balance of 1,775,255 shares of Common Stock available for issuance by the Company. As of December 17, 1996, 235,900 shares of 12% Non-Voting Convertible Redeemable Preferred Stock, $.10 par value, were outstanding which are convertible into 471,800 shares of Common Stock. The Company's Preferred Stock has no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

     The additional shares of Common Stock would be available for dividends with respect to the Company's Preferred Stock and for other stock dividends or splits should the Board decide that it would be desirable, in light of market conditions then prevailing, to broaden the public ownership of, and to enhance the market for, the shares of Common Stock of the Company. Additional shares of Common Stock would also provide needed flexibility for future financial and capital requirements so that proper advantage could be taken of propitious market conditions and possible business acquisitions. Additional shares would be available for issuance for these and other purposes, which may include employee benefit programs, subject to the laws of the State of New York, at the discretion of the Board of Directors of the Company without, in most cases, the delays and expenses attendant to obtaining further Shareholder approval. To the extent required by New York law, Shareholder approval will be solicited in the event shares of Common Stock are to be issued in connection with a merger. The Board of Directors has no present plans for a stock split or a business acquisition in which shares of Common Stock would be issued, but the Company may issue additional shares of Common Stock from time to time to raise capital.

     Additional shares of Common Stock could also be used to discourage hostile takeover attempts of the Company. The additional shares could be privately placed, thereby diluting the stock ownership of persons seeking to obtain control of the Company. With respect to such anti-takeover implications, see "Amendment of Certificate of Incorporation to Require a Specified Shareholder Vote For the Approval of Certain Business Combinations."

     THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS AMENDMENT TO THE
COMPANY'S CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 4.

PROPOSAL 5

          AMENDMENT OF CERTIFICATE OF INCORPORATION TO REQUIRE A SPECIFIED SHAREHOLDER VOTE FOR THE APPROVAL OF CERTAIN BUSINESS COMBINATIONS

     The Board of Directors has approved a proposal to amend the Company's Certificate of Incorporation to require the vote of Shareholders holding 80% of the issued and outstanding shares of Common Stock to approve certain business combinations involving the Company and a Related Person, as set forth in full in Exhibit D to this Proxy Statement.

Structure and Operation of Proposal.

     Approval of this proposal would amend the Company's Certificate of Incorporation to require a specified shareholder vote for approval of certain "Business Combinations" involving the Company and a "Related Person." (Such terms are defined in Exhibit D to this Proxy Statement and the definitions of such terms are summarized below.) In the absence of a provision to the contrary in a New York corporation's Certificate of Incorporation or by-laws, New York law generally requires the affirmative vote of two-thirds of the outstanding shares of stock entitled to vote to approve a merger or consolidation or disposition of all or substantially all of the assets of a New York corporation. In connection with any such transaction involving a Related Person, approval of this proposal would increase the required vote to 80% of the total voting power. This proposal would also require a similar vote to approve certain other transactions involving a Related Person included within the definition of a Business Combination, shareholder approval of which might not otherwise be required. Such other transactions might include a merger of a subsidiary of the Company with a Related Person, dispositions of a substantial part of the assets of a subsidiary of the Company to a Related Person, sales or transfers of assets of a Related Person to the Company, issuances of securities of the Company to a Related Person or any series of transactions having the effect of the foregoing.

     The voting requirements of this proposal would not apply, however, if (i) prior to the Related Person becoming a Related Person, the Board, by a vote of at least 51% of the directors then holding office, approved the transaction by which such Related Person became a Related Person or approved the Business Combination, or (ii) the Business Combination is between the Company and a wholly-owned subsidiary.

     This proposal would also permit amendment or repeal of this proposal only upon the affirmative vote of 80% of the total voting power of the Corporation.

     The term "Business Combination" is generally defined as (a) any merger or consolidation of the Company with or into a Related Person, (b) any sale, lease or other disposition of all or any "Substantial Part" (as defined in Exhibit D, but generally more than 50% of the book value of the assets of the entity in question) of the Company or a subsidiary, to or with a Related Person, (c) the issuance or transfer of any securities of the Company or one of its subsidiaries to a Related Person, (d) any reclassification of securities or recapitalization the effect of which would be to increase the voting power of a Related Person,
(e) the adoption of any plan for liquidation or dissolution of the Company proposed by or on behalf of a Related Person, (f) any series of transactions having the same effect as any of the foregoing, and (g) any agreement or contract providing for any of the foregoing.

     In general, a Related Person is defined as any holder who acquires 10% or more of the outstanding voting stock of the Company after the effective date of the Amendment. If Proposal 5 is approved, the amendment of the Company's Certificate of Incorporation will be effective upon filing with the New York Secretary of State, which will occur shortly after the Annual Meeting.

Reason for and Intended Effects of this Proposal.

     Because of general economic conditions and specific factors affecting the healthcare cost containment industry, the Board believes that the Company currently may be more susceptible to a partial tender offer or other takeover attempt, involving "two-tier" pricing tactics. The Board has observed that it has become a relatively common practice in corporate takeovers to pay cash to acquire a controlling equity interest through a "front-end loaded" offer and then to pay the remaining shareholders a price for their shares which is lower than the price paid to acquire control and/or is in a less desirable form (e.g., equity or debt securities of the purchaser instead of cash). In such "two-step" acquisitions, arbitrageurs and professional investors generally can take advantage of the more lucrative first-step tender offer, while many long term shareholders are "squeezed out" at a lower price in the second-step merger.

   The Board believes that when a Related Person proceeds with the Business Combination, the "squeezed out" shareholders often are not treated fairly when compared to shareholders who sold their shares earlier. The mere solicitation by a Related Person of votes of shareholders in such a Business Combination does not assure remaining shareholders that the consideration to be received will be "fair" or that minority shareholders could effectively protect their investment. Depending on the form of Business Combination or the type of consideration to be received by shareholders, the right of Shareholders of the Company under New York law to dissent and to receive in connection with the Business Combination the "fair value" of their Common Stock in cash may not be available and, even if available, may involve significant expense for the dissenting Shareholders to enforce. The Board believes that this proposal will make it less likely that a Related Person will be able to exploit such provisions of federal and state laws to its personal benefit and to the detriment of minority Shareholders.

     Further, the mere possibility of a "squeeze out" of minority Shareholders at an inadequate price could operate to the disadvantage of those Shareholders of a target company who, upon being presented with an initial, inadequate offer, may nevertheless feel coerced into tendering their stock to avoid possible future transactions undertaken by a successful offeror which may be to the minority Shareholder's greater disadvantage. Such offeror may then be able to acquire the remaining outstanding stock at a substantially lower price, effectively "squeezing out" the minority.

     This proposal is designed to protect minority Shareholders from a purchaser attempting to take over the Company by utilizing "two-tier" pricing and similar tactics, which are inequitable to minority Shareholders, and to help to assure minority Shareholders that they will be treated fairly vis-a-vis every other Shareholder. The proposed new Article is not designed to prevent or discourage tender offers for the Company or other Business Combinations which the Board has approved in the manner described above.

Other Considerations, Including Possible Disadvantages.

     Despite the belief of the Board as to the benefits to the Company and its Shareholders of this proposal, some Shareholders may find such provision disadvantageous to the extent that it discourages takeovers by acquisitions of less than 80% of the outstanding Common Stock that are not approved first by the Board, even if such takeover may be believed by some or a majority of the Shareholders to be in their best interests, and even if some Shareholders may receive at the time a takeover attempt is made a substantial premium over prevailing market prices.

     Further, this proposal may discourage purchases of Common Stock by persons attempting to take over the Company through open market purchases, which might cause the market price of Common Stock to reach levels which are higher than would otherwise be the case. Some Shareholders, therefore, may be deprived of an opportunity to sell their Common Stock at a higher market price. Because of the potentially higher percentage requirements for Shareholder approval of a subsequent Business Combination and the possibility of having to pay a higher price to other Shareholders in such a Business Combination, it may become more costly for a purchaser to acquire control of the Company, and prospective purchasers may be discouraged from any attempt to acquire control in such fashion.

     To the extent that this proposal may discourage takeover bids not sanctioned by the Board, it may make removal of the incumbent directors and officers more difficult. The provisions also may give a minority of the Shareholders a veto power over a Business Combination that a majority of Shareholders would believe is desirable and beneficial. In that connection, it should be noted that the officers and directors of the Company as a group exercise voting control over 20.85% of the outstanding shares of Common Stock (see "Election of Directors"), and thus the officers and directors as a group would presently have veto power over such a Business Combinations if this proposal is approved.

     THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 4.

PROPOSAL 6

AMENDMENT TO THE COMPANY'S BY-LAWS TO PROVIDE FOR NOTIFICATION OF
DIRECTORS' NOMINATIONS

     The Board of Directors is proposing that the Company's Bylaws be amended to establish procedures with respect to the nomination of persons for election as directors. The amendment provides that a Shareholder intending to nominate a director for election at an annual meeting of Shareholders must give written notice of such intention to the Company not less than 150 days nor more than 180 days prior to the first anniversary of the preceding year's Annual Meeting (or, if the date of any Annual Meeting is changed by more than twenty (20) days from the anniversary date of the preceding year's Annual Meeting, within ten (10) days after the date the Company mails or otherwise gives notice of the date of the Annual Meeting). With respect to an election to be held at a special meeting of Shareholders called for the purpose of electing directors, a Shareholder intending to nominate a director would be required to give written notice of that intention to the Company within ten (10) days following the date on which notice of the special meeting was first mailed to the Shareholders by the Company.

     The proposed amendment requires that any notice of intention to nominate a director must contain certain information about the proposed nominee and about the Shareholder intending to make the nomination. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's qualifications to serve as a director. It is anticipated that any request by the Company for additional information will be made or confirmed in writing and the nominee will be asked to submit the additional information in writing. The text of the amendment is set forth in full in Exhibit E to this Proxy Statement.

     The purpose of the amendment, by requiring advance notice of a nomination by a Shareholder, is to afford the Board of Directors a meaningful opportunity to consider the qualifications of any proposed nominee and, to the extent deemed necessary or desirable by the Board, to inform Shareholders about such qualifications. This provision, it is believed, will further the objective of the Board to identify candidates who have the character, experience and proven accomplishments that give promise of significant contribution to the Company's business. The amendment has not been proposed as a result of any specific efforts of which the Company is aware to nominate or elect any director, to accumulate shares of Common Stock, or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise. The amendment is being proposed because the Board considers it advantageous to be able to consider in advance the qualifications of any proposed nominee, as opposed to being confronted with a surprise nomination at or shortly prior to a meeting of Shareholders.

     While the amendment does not give the Board of Directors any power to approve or disapprove of a Shareholder nomination, it will preclude a Shareholder nomination from the floor or by other means if the proper procedures are not followed. Although the Board of Directors does not believe that the amendment will have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that the amendment may deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company or effect a change in management, irrespective of whether such action would be beneficial to Shareholders generally. The current form of the Company's Certificate of Incorporation and Bylaws and the law of New York, the jurisdiction in which the Company is incorporated, contain no notice provisions similar to those set forth in the amendment.

     Except as set forth in Proposal 5, the Board has no present intention to put before the shareholders any other proposal which would operate as a significant impediment to an attempt by a third party to obtain control of the Company.

     The proposed amendment to the By-laws, if approved, will apply to the 1998 Annual Meeting and subsequent meetings of the Shareholders (subject to future amendment or repeal by the Shareholders).

     THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS AMENDMENT TO THE COMPANY'S BY-LAWS. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S BY-LAWS.

PROPOSAL 7

                            REINCORPORATION IN NEVADA

General.

     The Board of Directors has approved a proposal to change of the Company's state of incorporation from New York to Nevada. The transaction will not result in any change in the business, management, assets, liabilities, or net worth of the Company. Reincorporation in Nevada will allow the Company to take advantage of certain provisions of the corporate laws of Nevada. The purposes and effects of the proposed transaction are summarized below. In order to effect the Company's reincorporation in Nevada, the Company will be merged into a newly formed, wholly-owned subsidiary of the Company incorporated in Nevada. The Nevada subsidiary, named Juniper Group, Inc., has not engaged in any activities except in connection with the proposed transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Nevada, the Board has approved, and recommends to the Shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into Juniper Group, Inc. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and By-laws of the successor Nevada corporation under which the Company's business would be conducted after the merger are set forth as Exhibit E, Exhibit G and Exhibit H, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits. The reincorporation of the Company in Nevada through the above-described merger (hereafter referred to as the "Reincorporation") requires approval of the Company's Shareholders by the affirmative vote of the holders of two-thirds of all outstanding shares of Common Stock. No appraisal rights will be available to Shareholders in connection with the Reincorporation.

     In the following discussion of the proposed Reincorporation, the term "Juniper New York" refers to the Company as currently organized as a New York corporation; the term "Juniper Nevada" refers to the new wholly-owned Nevada subsidiary of Juniper New York that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

     Upon Shareholder approval of the Reincorporation, and upon approval of appropriate certificates of merger by the Secretaries of State of the States of New York and Nevada, Juniper New York will be merged with and into Juniper Nevada pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Chapter 78 of the Nevada Revised Statutes (the "Nevada General Corporation Law") and the Certificate of Incorporation and Bylaws set forth in Exhibit G and Exhibit H, respectively. Upon the effective time of the Reincorporation, each outstanding share of Common Stock and Preferred Stock of Juniper New York will be converted into one share of Common Stock or one share of Preferred Stock, as the case may be, of Juniper Nevada. Outstanding options and warrants to purchase shares of Common Stock of Juniper New York will be converted into options and warrants to purchase the same number of shares of Common Stock of Juniper Nevada. Each employee stock plan and any other employee benefit plan to which Juniper New York is a party, whether or not such plan relates to the Common Stock of Juniper New York, will be assumed by Juniper Nevada and, to the extent any such plan provides for the issuance or purchase of Common Stock of Juniper New York, will be deemed to provide for the issuance or purchase of shares of Common Stock of Juniper Nevada.

     IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF JUNIPER NEVADA; OUTSTANDING STOCK CERTIFICATES OF JUNIPER NEW YORK SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The common stock of the Company will continue to be traded on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") SmallCap Market, and NASDAQ will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

 Principal Reasons for Changing the Company's State of Incorporation.

     General. The Board of Directors believes that Reincorporation in Nevada will enable the Company to take advantage of a more flexible statute relating to corporate regulation than that which is currently available to the Company under New York law. The Nevada General Corporation Law was revised in 1991 in an effort to make Nevada a more desirable jurisdiction for corporations to conduct their businesses. Many provisions of the Nevada General Corporation Law are substantially similar to the Delaware General Corporation Law, and the differences between Nevada law and New York law are described under "Certain Differences Between the Corporation Laws of New York and Nevada."

     Nevada is a favorable legal and regulatory environment in which to operate. For many years, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations are now initially choosing Nevada for their domicile or have subsequently reincorporated in Nevada.

     Reverse Stock Split and NASDAQ Proposal. The shares of the Company's Common Stock have been listed, and have traded, on the NASDAQ SmallCap Market ("Nasdaq SmallCap") since May 1991, when the Company completed its initial public offering. For continued listing on Nasdaq SmallCap, it is necessary that, among other things, the minimum bid price of the Company's shares of Common Stock exceed $1.00. Under current Nasdaq SmallCap listing rules, however, the $1.00 per share minimum bid price need not be maintained if the market value of the public float of the Company's shares of Common Stock exceeds $1,000,000 and the Company's capital and surplus exceed $2,000,000 (the "Alternative Listing Criteria").

     Although the bid price for the Common Stock has not exceeded $1.00 since April 5, 1994, and the closing bid price on December 16, 1996, was $.0625, the Company has been able to maintain its Nasdaq SmallCap listing since 1994 by satisfying the Alternative Listing Criteria. As part of an overall revision of the Nasdaq SmallCap listing criteria by the Board of Directors of the Nasdaq Stock Market, Inc. (the "NASDAQ Board"), however, a proposal was approved on November 6, 1996 to, among other things, eliminate the Alternative Listing Criteria, subject to a 30-day comment period, which ends on December 20, 1996. After such period, the NASDAQ Board will consider any comments, make any changes to the proposal, if warranted, and file the appropriate rule changes with the Securities and Exchange Commission for final approval. If such proposal is approved, the Company's shares of Common Stock would be in danger of being delisted from Nasdaq SmallCap if they are then trading below $1.00. In that event, the Board might seek to decrease the number of shares outstanding by an appropriate reverse stock split, which should have the effect of increasing the minimum bid price of the Company's shares to more than $1.00 per share; therefore, the Common Stock could continue to be listed and traded on Nasdaq SmallCap.

     The Nevada General Corporation Law permits a Nevada corporation to change the number of shares of a class or series of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class and series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the Board of Directors, without obtaining the approval of the stockholders, provided that it would not have the effect of causing holders of 10% or more of the outstanding shares so split to receive cash or scrip for their fractional shares. Accordingly, if the Reincorporation is approved and the Company's Common Stock is in jeopardy of being delisted from Nasdaq SmallCap, the Board of Directors will be able to quickly authorize one or more reverse stock splits without holding a meeting of Shareholders for the purpose of increasing the market price of the Company's Common Stock. If the Reincorporation is not approved and the Company continues to be incorporated in New York, the reverse stock split could be effected only by an amendment to the Company's Certificate of Incorporation, which would have to be approved by the Shareholders at a special meeting of Shareholders. The Company would avoid both the expense and uncertainty of such a meeting if the Company were reincorporated in Nevada. There can be no assurance that if the Reincorporation is approved, the Board will effect one or more reverse stock splits or that the Company's Common Stock will not be delisted from Nasdaq SmallCap.

     If the Company's shares of Common Stock cease to be listed and traded on Nasdaq SmallCap, the shares of Common Stock will likely be quoted in the "pink sheets" published by the National Quotation Bureau, Inc. or on the OTC Electronic Bulletin Board, the spread between the bid and ask prices of the shares of Common Stock is likely to be greater than at present, and Shareholders may experience a greater degree of difficulty in engaging in trades of shares of Common Stock.

Amendments to Juniper New York Certificate of Incorporation.

     Immediately prior to the effective time of the Reincorporation, any amendments to the Juniper New York Certificate of Incorporation approved at the Annual Meeting will be filed with the New York Secretary of State. At the effective time of the Reincorporation, the Articles of Incorporation and Bylaws of Juniper Nevada will become the Articles of Incorporation and Bylaws of the Company. To the extent permitted by Nevada law, the Articles of Incorporation and Bylaws of the Company after the Reincorporation will carry over essentially all of the provisions of the Certificate of Incorporation and Bylaws of Juniper New York, as amended, including any amendments approved at the Annual Meeting.


Certain Differences Between the Corporation Laws of New York and Nevada.

     Summarized below are certain differences between the New York Business Corporation Law and the Nevada General Corporation Law which may affect the interests of Shareholders. The summary does not purport to be a complete statement of the differences between the New York Business Corporation Law and the Nevada General Corporation Law and related laws affecting Shareholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws.

     Vote Required for Mergers. New York law requires the affirmative vote of two-thirds of a corporation's outstanding shares to authorize a merger, consolidation, dissolution or disposition of substantially all of its assets. Nevada law requires the affirmative vote of a majority of the voting power to authorize any such action, unless otherwise expressly provided in the certificate of incorporation. There is no such provision in the Juniper Nevada Certificate of Incorporation.

     Nevada law permits a merger without approval of the Shareholders of the surviving corporation if, among other things, no charter amendment is involved, each outstanding share of common stock is to be an identical share of the surviving corporation after the merger, and the merger results in no more than a 20% increase in outstanding shares of common stock of such corporation.

     Dividends. Under New York law, a corporation may generally pay dividends only out of surplus. Dividends may be paid under Nevada law at any time unless, after giving effect to the dividend, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as specifically permitted by the certificate of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend. There is no such provision in the Juniper Nevada Certificate of Incorporation.

     Loans to Directors. New York law prohibits loans to directors unless authorized by shareholder vote. Nevada law has no specific provision regarding loans to directors, although transactions between a Nevada corporation and a director are not void or voidable solely as a result of that relationship if, among other things, the director's interest in the transaction is disclosed or known to the board and noted in the minutes and the transaction is approved by a vote sufficient for the purpose without counting the vote of the interested director.

     Stock Repurchases. New York law permits repurchases of shares out of surplus except when currently the corporation is insolvent or would thereby be made insolvent, and permits a corporation to purchase its own shares out of stated capital, except when currently the corporation is insolvent or would thereby be made insolvent, if the purchase is made for the purpose of (i) eliminating fractions of shares, (ii) collecting or compromising indebtedness to the corporation, or (iii) paying shareholders entitled to receive payment for their shares under the appraisal provisions of the New York Business Corporation Law.

     Under Nevada law, the purchase or redemption of shares is treated in the same manner as a distribution of a dividend. Such a purchase or redemption may be made unless, after giving effect to the purchase, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as specifically permitted by the certificate of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the purchase, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those who are selling their shares. In this instance, the effect of the purchase must be measured as of the earlier of (i) the date money or other property is transferred or (ii) the date upon which the stockholder ceases to be a stockholder with respect to the acquired shares.

     Shareholder Records. Under both New York and Nevada law, a person must have been a shareholder for at least six months or be a holder of, or be authorized in writing by the holders of, 5% of any class of a corporation's outstanding shares in order to examine the record of shareholders of a corporation. New York law, however, also permits such a shareholder to examine the minutes of the proceedings of shareholders. Nevada law also permits a stockholder owning, or authorized by stockholders owning, not less than 15% of all of the issued and outstanding stock of a corporation to inspect the books of account and all financial records of the corporation and to conduct an audit of the corporation. New York law does not have a similar provision.

     Corporate Action Without a Shareholders Meeting. A shareholders' meeting to authorize corporate action may be dispensed with by a New York corporation only upon the written consent of all shareholders. Nevada law permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. There is no such provision in the Juniper Nevada Certificate of Incorporation.

     Rights and Options. New York law requires shareholder approval of any plan pursuant to which rights or options are to be granted to directors, officers or employees. Nevada law does not require shareholder approval of such plans, although various other applicable legal requirements, such as rules of the Securities and Exchange Commission, may make shareholder approval of certain rights or option plans necessary or desirable.

     Dissenters' Rights. New York law provides that, upon compliance with the applicable requirements and procedures, a dissenting shareholder has the right to receive the fair value of his shares if he objects to (i) certain mergers,
(ii) a consolidation, (iii) a disposition of assets requiring shareholder approval or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. See "Right to Dissent and Appraisal" below for information respecting the rights of shareholders of the Company who dissent from the Reincorporation to appraisal of their shares. Nevada law provides such appraisal rights only in the case of a stockholder objecting to certain mergers or exchanges of stock, and such appraisal rights do not apply (i) to shareholders of the surviving corporation in a merger if shareholder approval of the merger is not required or (ii) to any class of stock which is either listed on a national securities exchange, designated a national market system security on NASDAQ, or held of record by more than 2,000 holders unless stockholders are required to accept for their shares in the merger or consolidation anything other than cash or common stock of the surviving or resulting corporation or common stock of another corporation that is so listed or held (and cash in lieu of fractional shares), or a combination of cash and such stock. The shares of the Company are not presently listed on a national securities exchange or quoted on the NASDAQ National Market System and, as of December 17, 1996, were held by approximately 160 shareholders of record.

     Consideration for Shares. New York law provides that neither obligations of the subscriber for future payments nor obligations of the subscriber for future services shall constitute payment or part payment for shares of a corporation. Further, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Nevada law provides that shares of stock may be issued, and deemed to be fully paid, if the corporation receives consideration consisting of any tangible or intangible property or benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed or other securities of the corporation.

     Approval of Reverse Stock Splits. A reverse stock split involves the exchange of a number of shares for a smaller number of shares. Under New York law, such a reverse stock split requires the corporation either to reduce its surplus or to increase the par value of the shares subject to the reverse split. In either case, the corporation's certificate of incorporation is required to be amended, which requires shareholder approval. Nevada law, however, provides that unless otherwise provided in the certificate of incorporation and except as described below, a corporation may increase or decrease the number of issued and outstanding shares of its common stock by a resolution adopted by the board of directors, without obtaining the approval of the stockholders. Stockholder approval is required if only money will be paid or scrip will be issued to stockholders who held 10% or more of the issued and outstanding shares of the affected class before the change and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. The Juniper Nevada Certificate of Incorporation does not require stockholder approval of such changes. See "Principal Reasons for Changing the Company's State of Incorporation," above.

     Notices and Record Date. Under Nevada law, the Board of Directors of Juniper Nevada may fix a record date for shareholder meetings and may give notices for such meetings which shall not be more than 60 nor less than ten days before the date of a meeting. New York law allows for a period of between ten and 50 days for notices or determinations of a record date.

     Removal of Directors. Under New York law, (i) shareholders may remove any director for cause: (ii) if the certificate of incorporation or a provision of a by-law adopted by the shareholders so provided, any director may be removed for cause by action of the board except in the case of a director elected by cumulative voting; (iii) if the certificate of incorporation or by-laws so provide, shareholders may remove directors without cause; and (iv) an action to procure a judgment to remove a director for cause may be brought by the attorney general or by the holders of ten percent of the outstanding shares, whether or not such holders are entitled to vote. The Company's By-Laws provide that any or all of the Company's directors may be removed with or without cause by the Shareholders.

     Under Nevada law, any one or all of the directors of a corporation without a classified board or cumulative voting rights may be removed by the holders of not less than two-thirds of the voting power of a corporation's stock. Juniper Nevada does not have issued outstanding securities with cumulative voting rights. Although Juniper Nevada has a classified board, its Certificate of Incorporation provides only for staggered terms for directors and not for the election of directors by classes or series of stock. Directors elected by a class or series of stock may be removed by holders of two-thirds of the outstanding shares of such class or series, whereas directors elected for staggered terms may be removed by holders of two-thirds of the outstanding shares entitled to vote for directors.

     Indemnification of Directors, Officers and Employees. Under New York law, a corporation may indemnify any person made, or threatened to be made, a party to any action or proceeding, except for shareholder derivative suits, by reason of the fact that he or she was a director or officer of the corporation, provided such director or officer acted in good faith for a purpose which he or she reasonably believed to be in the best interests of the corporation and, in criminal proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. Indemnification may be provided against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees actually and necessarily incurred as a result of such action, proceeding or appeal therefrom. New York law also provides that expenses incurred in defending a civil or criminal action may be paid by the corporation in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person was not entitled to such indemnification. In the case of shareholder derivative suits, the corporation may indemnify any person by reason of the fact that he or she was a director or officer of the corporation if he or she acted in good faith for a purpose which he or she reasonably believed to be in the best interest of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     The indemnification and advancement of the expenses described above under the BCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws, or, when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors, or
(iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the BCL, any indemnification under the BCL pursuant to the above paragraphs may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct (i) by the disinterested directors if a quorum is available, or (ii) in the event a quorum of disinterested directors is not available or so directs by either (A) the board upon the written opinion of independent legal counsel or (B) by the shareholders.

     The Juniper New York Certificate of Incorporation provides for indemnification by the Company of its directors and officers to the fullest extent permitted by law. The Juniper New York Certificate of Incorporation further provides the Board of Directors with the authority to indemnify any person other than an officer or director who is made a party to any action, suit or proceeding by any reason of the face he or she is or was an employee or agent of the Company.

     Under the Nevada General Corporation Law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation by reason of the fact that he or she was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In case of actions, suits or proceedings by or in right of the corporation, a corporation may indemnify any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement of the action or suit if he acted in good faith and in an manner which he reasonably believed to be in or not opposed to the best interests of the corporation. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     Any such person who has been  successful  on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification against expenses, including attorneys' fees actually and reasonably incurred by such person in connection with the defense.

     Except as provided in the preceding sentence, unless ordered by a court or otherwise provided by the corporation's certificate of incorporation or by-laws, any indemnification must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) by the stockholders; (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders; or (d) if a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in written opinion. The indemnification and advancement of expenses authorized by Section 78.751 of the Nevada General Corporation Law or order by a court does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any by-law, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless order by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or knowing violation of the law and was material to the cause of action.

     Under the Nevada General Corporation Law, the articles of incorporation, by-laws or an agreement made by a corporation may provide that a corporation must pay advances of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by a corporation.

     The Juniper Nevada Certificate of Incorporation provides that Juniper Nevada will provide indemnification to its directors and officers in respect of actions, suits or proceedings based upon, arising from, relating to or by reason of the fact that any such director or officer serves or served in such capacity with Juniper Nevada or at the request of Juniper Nevada in any capacity with any other enterprise, against all reasonable expenses, including attorney's fees, actually and necessarily incurred in defense of such action, suit or proceeding, and permits Juniper Nevada to indemnify others and to advance expenses to be the fullest extent permitted by law, except in relation to matters as to which such director or officer is adjudged to have breached his duty to Juniper Nevada.

     Limitation of Personal Liability of Directors. The BCL provides that a corporation's certificate of incorporation may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity. However, no such provision can eliminate or limit (i) the liability of any director if a judgment or other final adjudication adverse to such director establishes that such director's acts omissions were in bad faith, or involved intentional misconduct or a knowing violation of law, or that the director personally gained in fact a financial profit or other advantage to which such director was not legally entitled or that the director's acts violated certain provisions of the BCL or (ii) the liability of any director for any act or omission prior to the adoption of such a provision in the certificate of incorporate.

     The Nevada General Corporation Law permits the adoption of provisions in the articles of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for damages for breach of fiduciary duty as a director. Such provision may not eliminate or limit the liability  of a  director  for  acts  or  omissions  which  involve  intentional misconduct, fraud, or a knowing violation of law, or the payment of distributions in willful or grossly negligent violation of the Nevada General Corporation Law.

     The Nevada General Corporation Law further provides that, in the case of any willful or grossly negligent violation of the statutory provisions regarding distributions to stockholders, any directors under whose administration the violation occurred who failed to dissent from the wrongful action shall be liable for three years after each violation to the corporation for the lesser of the full amount of the distribution made or any loss sustained by the corporation by reason of distribution to stockholders.

     Each of the Juniper Nevada and the Juniper Nevada Certificates of Incorporation includes a provision eliminating, to the fullest extent permitted by law, the respective personal liability of directors. Such charter provisions will not have any effect on the availability of equitable remedies such as an injunction or rescission based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

     Special Meetings of Stockholders. Under New York law, a special meeting of shareholders may be called by the board of directors and by such person or persons as may be authorized to do so in the certificate of incorporation or by-laws. In addition, if an annual shareholder meeting has not been held for a certain period of time and a sufficient number of directors were not elected to conduct the business of the corporation, the board shall call a special meeting for the election of directors. If the board fails to do so, or if sufficient directors are not elected within a certain period, holders of 10% of the shares entitled to vote in an election of directors may call a special meeting for such an election.

     Similarly, Nevada law provides that the board may call a special meeting of the stockholders to elect any directors not otherwise elected at the annual meeting of the stockholders in order for there to be a sufficient number of directors to run the Company.

     Both the Juniper New York and Juniper Nevada By-Laws provide that a special meetings of the stockholders may be called, for any purpose or purposes, by the Board of Directors or by the President, or by the Secretary upon the request of a majority of the Board of Directors.

     Vacancies on the Board. Under New York law, newly created directorships resulting from an increase in the number of directors and vacancies occurring on the board for any reason, except the removal of directors without cause, may be filled by vote of the board. However, the certificate of incorporation or by-laws may provide that such newly created directorships or vacancies are to be filled by vote of the stockholders. Unless the certificate of incorporation or the specific provision of a by-law adopted by the shareholders provide that the board may fill vacancies occurring on the board by reasons of the removal of directors without cause, such vacancies may be filled only by vote of the shareholders. A director elected to fill a vacancy, unless elected by the shareholders, will hold office until the next meeting of stockholders at which the election of directors is in the regular order of business and until his or her successor has been elected and qualified.

     Nevada law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, through less than a quorum unless the certificate of incorporation otherwise provides. Unless otherwise provided in the articles of incorporation, when one of more directors give notice of his or their resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

     Each of the Juniper New York and Juniper Nevada By-Laws provide that any vacancy in the respective Boards of Directors may be filled by a majority vote of the remaining directors or by the stockholders.

     Amendments to the By-Laws. Under New York law, except as otherwise provided in the certificate of incorporation, by-laws may be amended, repealed or adopted by the holders of shares entitled to vote for the election of any director. When so provided in the certificate of incorporation or a by-law adopted by the shareholders, by-laws may also be amended, repealed or adopted by the board by such vote as may be therein specified, which may be greater than the vote otherwise prescribed by law, but any by-law adopted by the board may be amended or repealed by the stockholders entitled to vote thereon. Nevada law provides that subject to the by-laws the directors may amend, modify or repeal the by-laws of a corporation. Each of the Juniper New York and Juniper Nevada By-Laws may be altered, amended, supplemented, or repealed, or new by-laws may be adopted, by the vote of the holders of the shares entitled to vote in the election of Directors.

Federal Tax Consequences.

     The Company has been advised that the merger that will take place in connection with the Reincorporation should, under current law, constitute a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code). No ruling has been or is expected to be requested from the Internal Revenue Service (the "IRS") as to the tax consequences of such merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with such conclusion or that a challenge by the IRS, if made, will not be successful

     Assuming that the Reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its Shareholders are as follows. No gain or loss will be recognized to Juniper New York or Juniper Nevada as a result of this transaction. No gain or loss will be recognized to Shareholders who exchange their Juniper New York shares solely for Juniper Nevada shares. Shareholders will have the same tax basis in the shares of Juniper Nevada received in this transaction as the basis in the shares of Juniper New York exchanged therefor, and the holding period of the shares of Juniper Nevada will include the period during which the shares of Juniper New York were held, provided such shares of Juniper New York were held as capital assets on the effective date of the Reincorporation. In most instances, a dissenting Shareholder who receives payment for shares upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between the basis for the shares and the amount of payment received. Such gain or loss will be capital gain or loss if the shares were held as capital assets on the effective date of the Reincorporation.

     The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

 Amendment.

     The Reincorporation Agreement may be amended, modified or supplemented prior to the effective time of the Reincorporation upon the approval of the Board of Directors of Juniper New York and Juniper Nevada. However, no amendment, modification or supplement may be made after the adoption of the Reincorporation Agreement by the Shareholders of Juniper New York which changes the Reincorporation Agreement in a way which, in the judgment of the Board of Directors of Juniper New York, would have a material adverse effect on the Shareholders of Juniper New York, unless such amendment, modification or supplement is approved by such Shareholders.

 Termination.

     The Reincorporation Agreement provides that the Board of Directors of Juniper New York may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the Shareholders of Juniper New York, if (i) the Reincorporation shall not have received the requisite approval of the Shareholders of Juniper New York or (ii) the Board of Directors of Juniper New York determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of Juniper New York and its Shareholders.


     THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE SHARES OF COMMON STOCK ISSUED AND OUTSTANDING AND ENTITLED TO VOTE THEREON. IS REQUIRED FOR APPROVAL OF PROPOSAL 2. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE REINCORPORATION OF THE COMPANY IN NEVADA AS DESCRIBED IN PROPOSAL 7.

PROPOSAL 8

                        APPROVAL OF JUNIPER FEATURES LTD.
                             1996 STOCK OPTION PLAN

     The Board of Directors of the Company, subject to the approval of Shareholders, adopted the Juniper Features Ltd. 1996 Stock Option Plan (the "Plan"), which authorizes the grant of options to purchase an aggregate of 5,000,000 shares of Common Stock. Even if the Plan is approved by the Shareholders, the Company will not implement the Plan unless Proposal 4 is approved, because if it is not approved, the Company will not have a sufficient number of authorized shares of Common Stock to grant options under the Plan.

General

     The Board of Directors has deemed it in the best interest of the Company to establish the Plan so as to provide employees and other persons involved in the continuing development and success of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The Plan supplements the Company's 1989 Restricted Stock, Non-Qualified and Incentive Stock Option Plan (the "1989 Plan"), which presently has 50,000 shares of the 300,000 shares authorized thereunder available for issuance. The 1989 Plan was previously approved by the Company's Shareholders. It is the opinion of the Board of Directors that by providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to provide services on behalf of the Company. The affirmative vote of a majority of the voting securities represented at the meeting, assuming a quorum is present, is required for approval of the Plan.

     The following statements summarize certain provisions of the Plan. All statements are qualified in their entirety by reference to the text of the Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company, 111 Great Neck Road, Great Neck, New York 11021.

     The Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under
Section 422(b) of the Code and Stock Appreciation Rights ("SARs"). The Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to commence or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board has deemed it in the best interest of the Company to establish the Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock.

Eligibility for Participation

     Under the Plan, ISOs or ISOs in tandem with SARs, subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a)-(e), may be granted, from time to time, to employees of the Company, including officers, but excluding Directors who are not otherwise employees of the Company. ISOs, NQSOs and SARs (collectively, "Options") may be granted from time to time, under the Plan, to employees of the Company, officers, Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company (persons entitled to receive ISOs, NQSOs, and/or SARs are hereinafter referred to as "Participants"). ISOs and ISOs in tandem with SARs may not be granted under the Plan to any person for whom shares first become exercisable under the Plan or any other stock option plan of the Company in any calendar year having an aggregate fair market value (measured at the respective time of grant of such options) in excess of $100,000. Any grant in excess of such amount shall be deemed a grant of a NQSO. Furthermore, the maximum number of Options which can be granted to a Participant in any calendar year is 500,000. To date, the Company has eight employees (one of whom is also a Director), who are eligible for grants of one or more types of Options under the Plan. The Company cannot presently compute the number of non-employees who may be entitled to NQSOs.

Administration

     The Plan is to be administered by the Board of Directors of the Company and/or by a Stock Option or Compensation Committee composed of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934). Any Stock Option or Compensation Committee cannot contain less than two disinterested directors. An interested Director cannot be on such Committee. The Board of Directors or the Committee will have the authority, in its discretion, to determine the persons to whom options shall be granted, the character of such options and the number of shares of Common Stock to be subject to each option. The Board of Directors may administer the Plan with respect to all persons other than employees subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and any Stock Option or Compensation Committee may administer the Plan with respect to employees subject to Rule 16b-3. If the Board establishes such a Committee, it must have administrative power with respect to employees subject to Rule 16b-3. Presently, the Plan will be administered by Harold A. Horowitz and Peter W. Feldman, the Company's two disinterested Directors.

Terms of Options

     The terms of Options granted under the Plan are to be determined by the Board or its Committee. Each Option is to be evidenced by a stock option agreement between the Company and the person to whom such option is granted, and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The Board of Directors or its Committee will determine the time periods during which Options granted under the Plan may be exercised. An Option must be granted within ten (10) years from the date the Plan was adopted or the date the Plan is approved by the Shareholders of the Company, whichever is earlier. Options will be exercisable in whole or in part at any time during the period but will not have an expiration date later than ten (10) years from the date of grant. Unless otherwise provided in any option agreement issued under the Plan, any Option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and must become fully exercisable within five years from the date of its grant, and not less than 20% of the Option shall become exercisable on an aggregate basis by the end of any of the first five years of the Option. The Board of Directors or its Committee may, in its sole discretion, accelerate any such vesting period after the grant thereof. Notwithstanding the above, ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution more than 10% of the Company's Common Stock are subject to the additional restriction that the expiration date shall not be later than five (5) years from the date of grant. An Option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or if permitted by the instrument of grant, with respect to an ISO, or at the discretion of the Board or its Committee with respect to NQSOs, by delivery of Common Stock having a fair market value equal to the Option Price, by delivery of an interest bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code or by a combination of cash, shares of Common Stock and promissory notes. Furthermore, in the case of a NQSO, at the discretion of the Board of Directors or its Committee, the Participant may have the Company withhold from the Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the withholding amount due.

     (b) Option Price: The option price of an NQSO or an SAR granted in tandem with an NQSO granted pursuant to the Plan, is determined by the Board of Directors or its committee at their sole discretion.

     In no event may the option price of an ISO or SAR granted in tandem with an ISO be less than the fair market value on the date of grant. Such fair market value of an ISO shall be determined by the Board of Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Shares on the over-the-counter market as reported by NASDAQ, the NASD OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date. ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution, more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Shares on the date of grant.

     (c) Termination of Employment or Consulting Agreement; Death: Except as provided in the Plan, or otherwise determined by the Board of Directors or its Committee in its sole discretion, upon termination of employment with the Company, or, in the case of a consultant, his consulting agreement, for any reason, a holder of an Option under the Plan may exercise such Option to the extent such Option was exercisable as of the date of termination or at any time within thirty (30) days after the date of such termination. However, unless otherwise determined by the Board of Directors or its Committee in its sole discretion, any Options granted under the Plan shall immediately terminate in the event the optionee is convicted of a felony committed against the Company.

     If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment, such option may be exercised within twelve months, less one day, of death by a legatee or legatees of such option under such individual's last will or by such individual's estate, to the extent such option was exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may be exercised at any time within six months, less one day, after such holder's termination of employment due to the disability.

     Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised except to the extent that the holder was entitled to exercise the option at the time of termination of employment or death, and in any event it may not be exercised after the original expiration date of the option.

     (d) Nontransferability of Options; No Liens: An option is nontransferable and non-assignable by the optionee, other than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the optionee and only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     The  option  agreement  may  contain  such  other  terms,   provisions  and
conditions not inconsistent with the Plan as may be determined by the Board of Directors or its committee.

Termination; Modification and Amendment

     The Plan (but not options previously granted under the Plan) shall terminate ten years from the earlier of the date of its adoption by the Board of Directors or the date the Plan is approved by the Shareholders of the Company. No Option will be granted after termination of the Plan.

     The Board of Directors of the Company may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the Plan, as it deems advisable. However, the Board may not, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which options may be granted under the Plan, materially change the standards of eligibility under the Plan, or materially increase the benefits granted participants if such increased benefit would be deemed to create a new plan under Rule 16b-3.

     No termination, modification or amendment of the Plan may adversely affect the terms of any outstanding Options without the consent of the holders of such Options.

Adjustments Upon Changes in Capitalization.

     In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

     In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Board.

Federal Income Tax Consequences.

     The following discussion is only a summary of the principal federal income tax consequences of the Options granted under the Plan and is based on existing federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed.

     Generally,  under  present  law,  when an option  qualifies as an ISO under
Section 422 of the Code (i) an employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs after the holder's death or more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under federal and state law. Currently under the Code, the maximum rate of tax on ordinary income is greater than the rate of tax on long-term capital gains. Many proposals have been made and legislation passed the House of Representatives to reduce the marginal rate of tax on capital gains. However, to date, no such proposals or legislation have been enacted into law. Furthermore, in the future, the rate of tax on such gains may be increased. No assurance can be given of when, if ever, new tax legislation will be enacted into law, and the effective date of any such legislation.

   In the case of a non-qualified stock option granted under the Plan, no income generally is recognized by the optionee at the time of the grant of the option assuming such non-qualified stock option does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income when the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from non-qualified stock options will constitute compensation for which withholding may be required under federal and state law, and the Company will receive an equivalent deduction, subject to the limitations of Section 162(m) of the Code which limits the amount a publicly held corporation may deduct with respect to remuneration generally paid to an executive officer of the Corporation to $1,000,000. Income recognized by such executive officer on the exercise of a NQSO or SAR would be deemed remuneration. There are certain exceptions including income from the exercise of a NQSO or SAR which the Company may avail itself if the Plan is administered by two directors who are not directly or indirectly employed by the Company and certain other tests are met by the Company. The Company expects to meet such tests. However, no assurance can be given that the Company will be in compliance with such tests at any time that executive officers exercise an NQSO or SAR and their respective remuneration exceeds $1,000,000.

     Shares acquired upon exercise of non-qualified stock options will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is currently greater than the rate of tax on long-term capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

     The grant of an SAR is generally not a taxable event for the optionee. Upon the exercise of an SAR the optionee will recognize ordinary income in an amount equal to the amount of cash and with respect to SARs granted in tandem with NQSOs, the fair market value of any shares of Common Stock received upon such exercise, and the Company will be entitled to a deduction equal to the same amount. However, if the sale of any shares received would be subject to Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the optionee has made a Section 83(b) election within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

New Plan Benefits.

     As of December 17, 1996, no options to purchase shares of Common Stock have been granted or allocated under the Plan. If the Shareholders approve the Plan, the Board of Directors will make grants of options under the Plan pursuant to the terms of Mr. Hreljanovic's employment agreement. See "Executive Compensation--Employment Agreements" above for a description of Mr. Hreljanovic's rights to receive options under his employment agreement. In addition, under the employment agreement between Richard O. Vazquez and the Company's subsidiary PartnerCare, Inc. ("PartnerCare"), PartnerCare has agreed to grant Mr. Vazquez options to purchase up to 590,000 shares of the Company's Common Stock under the Plan for each year of the employment agreement. New York law requires that the grant of options to officers, directors, and employees be approved by the Shareholders. If the Shareholders approve neither the Plan nor the Reincorporation under Proposal 8, the Company may not be able to satisfy its obligations under the employment agreements with Messrs. Hreljanovic and Vazquez.

     THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THE PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PLAN AS DESCRIBED IN PROPOSAL 8.

PROPOSAL 9

                  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Goldstein & Ganz, P.C. have been independent auditors of the Company's accounts since 1990. They have no financial interest, either direct or indirect, in the Company. Selection of auditors is made by the Audit Committee and is approved by the entire Board of Directors subject to Shareholder approval. A representative of Goldstein & Ganz, P.C. is expected to attend the Annual
Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Shareholders.

     THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IS REQUIRED FOR THE RATIFICATION OF GOLDSTEIN AND GANZ, P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTS. MANAGEMENT RECOMMENDS AND URGES YOU TO VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements for the two years ended December 31, 1996, are incorporated into this Proxy Statement by reference to the Company's Annual Report to Shareholders, which accompanies this Proxy Statement.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares of Common Stock represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              SHAREHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming meeting of the Shareholders of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under New York law to present his proposal for action, and (d) timely submits his proposal. A proposal to be included in the Proxy Statement or Proxy for the Company's next Annual Meeting of Shareholders, will be timely submitted only if the proposal has been received at the Company's principal executive office no later than October 15, 1997. If the date of such Annual Meeting is changed by more than 30 calendar days from the date such Annual Meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of Shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS


Great Neck, New York                Yvonne T. Paultre
December ____, 1996                 Secretary


     Copies of the Company's 1995 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange
Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Yvonne T. Paultre, the Company's Secretary, Juniper Features Ltd., 111 Great Neck Road, Great Neck, New York 11021.

                                    EXHIBIT A


     PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE PREEMPTIVE RIGHTS

     A new Article Seventh will be added to the Company's Certificate of Incorporation as follows:

     SEVENTH: No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder. Without limiting the generality of the foregoing stated denial of any and all preemptive rights, no holder of shares of any class of the Corporation shall have any preemptive rights in respect of the matters, proceedings, or transactions specified in subparagraphs (1) to (6), inclusive, of paragraph (e) of Section 622 of the Business Corporation Law.

                                    EXHIBIT B


                               SECTION 623 OF THE
                        NEW YORK BUSINESS CORPORATION LAW


     Section 623. Procedure to enforce Shareholder's right to receive payment for shares. (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation. before the meeting of shareholders at which the action is submitted to a vote or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any share holder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

     (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each share holder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

     (c) Within twenty days after the giving of notice to him. any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any share holder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of Section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after'the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

     (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right&t to dissent, held of record by such nominee or fiduciary.

     (e) Upon consummation of the corporate action, the share holder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the share holder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

     (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other per son who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

     (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each share holder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided In paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer. such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided Into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve-month period ended on the date of such balance sheet or. if the corporation was not in existence throughout such twelve month period. for the portion thereof during which it was in existence. Notwithstanding the foregoing. the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements. pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

     (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days. or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

     (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to deter mine the rights of dissenting shareholders and to fix the fair value of their shares. If. in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation. whose shares are to be valued, was located.

     (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

     (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

     (4) The court shall determine whether each dissenting share holder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial dis closure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice laws and rules.

     (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

     (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of Interest, the court shall consider all relevant factors, Including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any share holder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith. no interest shall be allowed to him.

     (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Not with the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees Incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not In good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees Incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to In statute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not In good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

     (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

     (I) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided In this section, shall become treasury shares or be canceled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may other wise provide.

     (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it Insolvent. In such event, the dissenting shareholder shall, at his option:

     ( 1 ) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation: or

     (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting share holders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

     (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him writ ten notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

     (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share owner ship, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

     (I) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

     (m) This section shall not apply to foreign corporations except as provided in subparagraph (e) (2) of section 907 (Merger or consolidation of domestic and foreign corporations).

                            SECTION 806(b)(6) OF THE
                       NEW YORK BUSINESS CORPORATION LAW


      Section 806. Provisions as to certain proceedings...

     (b) The following provisions shall apply to amendments and changes under this article, except under section 808 (Reorganization under act of Congress):

     (6) A holder of any adversely affected shares who does not vote for or consent in writing to the taking of such action shall, subject to and by complying with the provisions of section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to dissent and to receive payment for such shares, if the Certificate of Amendment (A) alters or abolishes any preferential right of such shares having preferences; or (B) creates, alters or abolishes any provision or right of such holder to acquire shares or other securities; or (D) excludes or limits the right of such holder to vote on any matter, except as such right may be limited by the voting right given to new shares then being authorized of any existing or new class.

                                    EXHIBIT C


     PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK, $.001 PAR VALUE, FROM 20,000,000 SHARES TO 200,000,000 SHARES

     The first paragraph of Article FOURTH of the Company's Certificate of Incorporation will be amended in its entirety to read as follows:

     FOURTH: The aggregate number of shares that the Corporation shall have authority to issue is (i) three hundred million (300,000,000) shares of common stock, each of which shall have a par value of $.001, all of which are of the same class, and the aggregate par value of which shall be $200,000.00, and (ii) eight hundred seventy-five thousand (875,000) shares of preferred Stock, each of which shall have a par value of $.10 per share and the aggregate par value of which shall be $87,500.00.

                                    EXHIBIT D



     PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REQUIRE THE VOTE OF HOLDERS OF 80% OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, $.001 PAR VALUE, TO APPROVE CERTAIN BUSINESS COMBINATIONS INVOLVING THE COMPANY AND A RELATED PERSON

     A new Article EIGHTH will be added to the Certificate of Incorporation as follows:

     EIGHTH: The affirmative vote of the holders of not less than 80% of the outstanding shares of "Voting Stock" (as hereinafter defined) of the Corporation shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined); provided, however, that the 80% voting requirement referred to above shall not be applicable if:

     (1) The Board of Directors of the Corporation by a vote of not less than a majority of the directors then holding office: (a) expressly approved in advance the acquisition of outstanding shares of Voting Stock of the Corporation that caused the Related Person (as hereinafter defined) to become a Related Person; or (b) approved the Business Combination prior to the Related Person involved in the Business Combination having become a Related Person; or

     (2) The Business Combination is solely between the Corporation and another corporation, 100% of the Voting Stock of which is owned, directly or indirectly, by the Corporation.

For the purposes of this Paragraph:

     (1) The term "Business Combination" shall mean (a) any merger or consolidation of the Corporation or a subsidiary with or into a Related Person;
(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, of all or any "Substantial Part" (as hereinafter defined) of the assets either of the Corporation (including, without limitation, any voting securities of a subsidiary) or of a subsidiary, to or with a Related Person; (c) the issuance or transfer by the Corporation or a subsidiary (other than by way of a pro rata distribution to all shareholders) of any securities of the Corporation or a subsidiary of the Corporation to a Related Person; (d) any reclassification of securities (including any reverse stock split) or recapitalization by the Corporation, the effect of which would be to increase the voting power (whether or not currently exercisable) of the Related Person; (e) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a Related Person; (f) any series or combination of transactions having, directly or indirectly, the same effect as any of the foregoing; and (g) any agreement, contract or other arrangement providing, directly or indirectly, for any of the foregoing.

     (2) The term "Related Person" shall mean and include any individual, corporation, partnership or other "person" or "group" of persons or entities (as such terms are used on February 6, 1997 in Rule 13d of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "Affiliates" and "Associates" (as such terms are defined on February 6, 1997 in Rule 12b-2 of the Exchange Act) of any such individual, corporation, partnership or other person or group of persons, which individually or together is the "Beneficial Owner" (as defined on February 6, 1997 in Rule 13d-3 and Rule 14d-l(b)(4) of the Exchange Act) in the aggregate of 10% or more of the outstanding Voting Stock of the Corporation, but the term "Related Person" shall not include the Corporation, any employee benefit plan(s) sponsored by the Corporation, or any person or entity who held such beneficial ownership prior to February 6, 1997.

     (3) Any person or group that has the right to acquire any shares of the Voting Stock of the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be deemed a Beneficial Owner for purposes of determining whether such person or group, individually or together with its Affiliates and Associates, is a Related Person.

     (4) The term "Substantial Part" shall mean more than 5% of the recorded value of the total assets of the entity in question as of the end of the fiscal year ending prior to the time the determination is being made or, in the case of Voting Stock of a subsidiary of the Corporation, 10% or more of the outstanding shares of such subsidiary's Voting Stock.

     (5) The term "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, and each reference to a proportion of shares of Voting Stock shall refer to shares having such proportion to the number of shares entitled to be cast.

     (6) The provisions set forth in this Article EIGHTH may not be amended, altered, changed, repealed, or rescinded in any respect unless such action is approved by the affirmative vote of the holders of not less than 80% of all shares of stock of the Corporation entitled to vote in the election of directors.

                                    EXHIBIT E



PROPOSED AMENDMENT TO THE BY-LAWS TO PROVIDE FOR A NOTIFICATION REQUIREMENT FOR NOMINATIONS OF INDIVIDUALS FOR ELECTION TO THE BOARD OF DIRECTORS


     Article III of the Company's By-laws will be amended by the addition of the following provision after Section 2.

     Section 2A. Nominations for the Board. Nominations for the election of directors may be made by the Board of Directors or by a shareholder entitled to vote in the election of directors. A shareholder entitled to vote in the election of directors, however, may make such a nomination only if written notice of such shareholder's intent to do so has been given, either by personal delivery or by United States mail, postage prepaid, and received by the Corporation (a) with respect to an election to be held at an annual meeting of shareholders, not later than 150 nor more than 180 days prior to the first anniversary of the preceding year's annual meeting (or, if the date of the annual meeting is changed by more than twenty (20) days from such anniversary date, within ten (10) days after the date the Corporation mails or otherwise gives notice of the date of such meeting), and (b) with respect to an election to be held at a special meeting of shareholders called for that purpose, not later than the close of business on the tenth (10th) day following the date on which notice of the special meeting was first mailed to the shareholders of the Corporation.

  Each  shareholder's  notice of intent to make a nomination shall set forth:
(i) the name(s) and address(es) of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder (a) is a holder of record of stock of the Corporation entitled to vote at such meeting, (b) will continue to hold such stock through the date on which the meeting is held, and (c) intends to appear in person or by proxy at the meeting to nominate the person or person specified in the notice;
(iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;
(iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under Section 14 of the Securities Exchange Act of 1934, as amended, as now in effect or hereafter modified, had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the qualifications of such person to serve as a director.

                                    EXHIBIT F


                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of December 23, 1996 (the "Merger Agreement), between Juniper Features Ltd., a New York corporation (Juniper New
York), and Juniper Group, Inc., a Nevada corporation and a wholly-owned subsidiary of Juniper New York (Juniper Nevada).

     Juniper Nevada is a wholly-owned subsidiary of Juniper New York and has been duly organized and is existing under the laws of the State of Nevada.

     Juniper New York is a corporation duly organized and existing under the laws of the State of New York, and as of the date hereof the date hereof, Main New York has authority to issue 20,000,000 shares of Common Stock, par value $.001 per share (the "New York Common Stock"), of which 18,224,745 shares are issued and outstanding and no shares are held in treasury and (ii) and 875,000 shares of Preferred Stock, par value $.10 per share, of which 235,900 have been designated as 12% Non-Voting Convertible Redeemable Preferred Stock (the "New York Preferred Stock") and are issued and outstanding and no shares of which are held in treasury.

     WHEREAS, on the date hereof Juniper Nevada has authority to issue 300,000,000 shares of Common Stock, par value $.001 per share (the "Nevada Common Stock"), of which 100 shares are issued and outstanding and no shares are held in treasury, and 875,000 shares of Preferred Stock, par value $.10 per share, of which 235,000 shares have been designated as 12% Non-Voting Convertible Redeemable Preferred Stock, no shares of which are issued and outstanding or held in treasury.

     The respective Boards of Directors of Juniper New York and Juniper Nevada have determined that it is advisable and in the best interests of each of such corporations that Juniper New York merge with and into Juniper Nevada upon the terms and subject to the conditions set forth herein for the purpose of effecting the change of the state of incorporation of Juniper New York from New York to Juniper Nevada.

     The respective Boards of Directors of Juniper New York and Juniper Nevada have by resolutions duly adopted, approved this Merger Agreement.

     WHEREAS, Juniper New York has approved this Merger Agreement in its capacity as the sole stockholder of Juniper Nevada.

     WHEREAS, the Board of Directors of Juniper New York has directed that this Merger Agreement be submitted to a vote of its shareholders at the annual meeting of shareholders to be held on February 6, 1997, or at any and all adjournments thereof.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Merger. Juniper New York shall be merged with and into Juniper Nevada (the "Merger), and Juniper Nevada shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time of filing an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of New York and an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of Nevada, whichever later occurs (the "Effective Time).

     Section 2. Governing Documents. The Certificate of Incorporation of Juniper Nevada, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law. The Bylaws of Juniper Nevada, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation and applicable law.

     Section 3. Succession. At the Effective Time, the separate corporate existence of Juniper New York shall cease, and Juniper Nevada shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of Juniper New York, and Juniper Nevada shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of Juniper New York, including, without limitation, all outstanding indebtedness of Juniper New York, all in the manner and as more fully set forth in Section 78.459 of the Nevada Revised Statutes.

     Section 4. Directors. The directors and the members of the various committees of the Board of Directors of Juniper New York immediately prior to the Effective Time shall be the directors and members of such committees of the Surviving Corporation at and after the Effective Time until their successors have been duly elected and qualified.

     Section 5. Officers. The officers of Juniper New York immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.

     Section 6. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Juniper New York such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Juniper New York, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of Juniper New York or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     Section 7. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

     (a) each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully-paid and nonassessable share of Nevada Common Stock;

     (b) each share of New York Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically changed and converted into and shall be one fully-paid and nonassessable share of Nevada Preferred Stock;

     (c) each option, warrant, purchase right, unit or other security of Juniper New York issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of Juniper Nevada, and the same number of shares of Nevada Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of New York Common Stock so reserved as of the Effective Time; and

     (d) each share of Nevada Common Stock issued and outstanding in the name of Juniper New York immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of Juniper Nevada shall be issued in respect thereof.

     Section 8. Employee Option and Benefit Plans. Each option or other right to purchase or otherwise acquire shares of New York Common Stock granted under any employee option, stock purchase or other benefit plan of Juniper New York (collectively, the "Plans) which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and Juniper Nevada hereby assumes the obligation to deliver) the same number of shares of Nevada Common Stock, at the same price per share, and upon the same terms, and subject to the same conditions, as set forth in the respective Plan as in effect immediately prior to the Effective Time. The same number of shares of Nevada Common Stock shall be reserved for purposes of the Plans as is equal to the number of shares of New York Common Stock so reserved immediately prior to the Effective Time. Juniper Nevada hereby assumes, as of the Effective Time, (i) the Plans and all obligations of Juniper New York under the Plans, including the outstanding options, stock purchase rights or awards or portions thereof granted pursuant to the Plans and the right to grant additional options and stock purchase rights thereunder and (ii) all obligations of Juniper New York under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

     Section 9. Dividends and Distributions. In the event that any dividend or other distribution shall hereafter be declared by the Board of Directors of Juniper New York in respect of the outstanding shares of New York Common Stock payable subsequent to the Effective Time, the obligation to make payment of such dividend or other distribution shall, by virtue of the Merger, become the obligation of the Surviving Corporation and shall be satisfied in the manner specified in such declaration, except that, to the extent such dividend or other distributions shall have been declared payable in whole or in part in shares of New York Common Stock, the Surviving Corporation shall issue, in place thereof, to the persons entitled thereto, the identical number of shares of Nevada Common Stock.

     Section 10. Condition to the Merger. The consummation of the Merger and the other transactions herein provided is subject to receipt prior to the Effective Time of the requisite approval of the Merger by the holders of New York Common Stock pursuant to the New York Business Corporation Law.

     Section 11. Certificates. At and after the Effective time all of the outstanding certificates which immediately prior thereto represented shares of New York Common Stock, New York Preferred Stock or warrants, units or other securities of Juniper New York shall be deemed for all purposes to evidence ownership of and to represent the shares of Nevada Common Stock or warrants, units or other securities of Juniper Nevada, as the case may be, into which the shares of New York Common Stock, New York Preferred Stock, or warrants, units or other securities of Juniper New York represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Nevada Common Stock or warrants, units or other securities of Juniper Nevada, as the case may be, evidenced by such outstanding certificate, as above provided.

     Section 12. Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time; provided, however, that no amendment, modification or supplement may be made after the adoption of this Merger Agreement by the Shareholders of Juniper New York which changes this Merger Agreement in a way which, in the judgment of the Board of Directors of Juniper New York, would have a material adverse effect on the Shareholders of Juniper New York, unless such amendment, modification or supplement is approved by such Shareholders.

     Section 13. Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the Shareholders of Juniper New York, by action of the Board of Directors of Juniper New York if:

     (a) the condition specified in Section 10 hereof shall not have been satisfied or waived; or

     (b) the Board of Directors of Juniper New York determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of Juniper New York and its Shareholders.

     Section 14. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

     Section 16. New York Appointment. The surviving Corporation hereby agrees that it may be served with process in the State of New York in any action or special proceeding for enforcement of any liability or obligation of Juniper New York, Juniper Nevada or the Surviving Corporation arising from the Merger. The Surviving Corporation appoints the Secretary of State of the State of New York as its agent to accept service or process of any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of the State of New York to the Surviving Corporation at 111 Great Neck Road, Suite 604, Great Neck, New York, 11021.

     Section 17. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

     IN WITNESS WHEREOF, Juniper New York and Juniper Nevada have caused this Merger Agreement to be executed and delivered as of the date first above written.


                                                          JUNIPER FEATURES, LTD.

                                                    By: /s/ Vlado P. Hreljanovic
                                                            Vlado P. Hreljanovic
                                                         Chief Executive Officer

                                                             JUNIPER GROUP, INC.

                                                    By: /s/ Vlado P. Hreljanovic
                                                            Vlado P. Hreljanovic
                                                         Chief Executive Officer

                                    EXHIBIT G

                            ARTICLES OF INCORPORATION

                                       OF

                               JUNIPER GROUP, INC.

     I, the person hereinafter named as Incorporator, for the purpose of associating to establish a corporation, under the provisions and subject to the requirements of Title 7, Chapter 78 of the Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, do hereby adopt and make the following Articles of Incorporation:

     FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is Juniper Group, Inc.

     SECOND: The name of the Corporation's resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said agent where process may be served upon the corporation is 502 East John Street, Carson City, Nevada 89706. The mailing address and the street address of the said resident agent are identical.

     THIRD: The aggregate number of shares of stock that the Corporation shall have the authority to issue is 300,875,000, of which 300,000,000 shares, par value per share of $0.001, shall be designated as Common Shares (the "Common Shares") and 875,000 shares, par value per share of $0.10, shall be designated as Preferred Shares (the "Preferred Shares").

     A. The rights, preferences and limitations of such classes of stock are as follows:

     1. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, subject to limitations prescribed by the law and the provisions of this Article THIRD, to provide for the issuance of the shares of Preferred Stock in one or more series, by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers preferences and rights of the shares of each such series and the qualification, limitations or restrictions thereof.

     The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

     (a) the number of shares constituting that series and the distinctive designation of that series,

     (b) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates and the relative rights or priority, if any, of payment of dividends on shares of that series.

     (c) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights,

     (d) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine,

     (e) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates,

     (f) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund,

     (g) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of the priority, if any, of payment on shares of that series, and

     (h) any other relative or participating rights, preferences and limitations of that series.

     2. No holder of Common Stock or of Preferred Stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

     3. Except as otherwise provided by the Board of Directors in accordance with paragraph 1 above in respect of any series of the Preferred Shares, all voting rights of the Corporation shall be vested exclusively in the holders of the Common Shares who shall be entitled to one vote per share.

     B. 12% of Non-Voting Convertible Redeemable Preferred Stock.

     1. Number Authorized and Designation. Of the 875,000 shares of preferred stock authorized under this Article FOURTH, the Corporation shall have the authority to issue 375,000 shares designated as 12% Non-voting Convertible Redeemable Preferred Stock, $.10 par value (referred to herein as "Series A Preferred Stock").

     2. Rights, Preferences and Limitations. The relative rights, preferences and limitations of Series A Preferred Stock are as follows: (a) Dividends.

     (i) Each holder of shares of shares of Series A Preferred Stock shall be entitled to receive, for each share of Series A Preferred Stock registered in his name on the stock transfer books of the Corporation, when and if declared by the Corporation's Board of Directors out of assets legally available for payment, a cumulative dividend at the rate of $.24 per share per annum, payable quarterly on March 1, June 1, September 1 and December 1 of each year, (a) in cash for the first four quarterly payments commencing June 1, 1991 and thereafter (b) in cash or shares of Common Stock having an equivalent Fair Market Value (as hereinafter defined), at the option of the Corporation.

     (ii) "Fair Market Value" of a share of Common Stock shall mean the average of the closing bid and asked prices of the Common Stock for the ten business days preceding such payment date. If there is no trading market during such periods, then the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Corporation's Board of Directors, which shall take into consideration factors such as the book value of the Common Stock, the earnings of the Corporation and the market price of shares of other companies in similar businesses in relation to the earnings of such companies.

     (iii) Dividends shall cease to accrue on shares of Series A Preferred Stock that are redeemed pursuant to Paragraph 4 hereof as of the date fixed for such redemption.

     (iv) So long as any shares of Series A Preferred Stock are outstanding, no dividends shall be paid or declared and set apart for payment, nor shall any other distribution be made, on the Common Stock, or on any other stock junior to the Series A Preferred Stock as to dividends (other than dividends payable in Preferred Stock, Common Stock or other stock junior to Series A Preferred Stock both as to dividends and distribution upon liquidation), unless dividends on Series A Preferred Stock for the current dividend period and all past dividend periods shall have been paid or declared and set apart for payment.

     (v) So long as any shares of Series A Preferred Stock are outstanding, no shares of any stock on a parity with or junior to Series A Preferred Stock shall be purchased, redeemed or otherwise acquired by the Corporation or by any subsidiary, nor shall any funds be set aside or made available for any purchase, retirement or sinking fund for the purchase or redemption of any stock on a parity with or junior to Series A Preferred Stock, unless dividends on the Series A Preferred Stock for the current dividend period and all past dividend periods shall have been paid or declared and set apart for payment.

     (vi) Subject to the foregoing provisio ns, such dividends (payable in cash, property or stock junior to Series A Preferred Stock) as may be determined by the Board of Directors may be declared and paid from time to time on the shares of any stock junior to Series A Preferred Stock, without any right of participation therein by the holders of Series A Preferred Stock.

     (vii) Accrued and unpaid dividends on Series A Preferred Stock shall not bear interest.

     (viii) In case dividends on the Series A Preferred Stock for any dividend period in which they are payable are not paid in full, all shares of Series A Preferred Stock and all shares of any other series of Preferred Stock ranking as to dividends on a parity with Series A Preferred Stock shall participate ratably in the payment of dividends for such period in proportion to the full amounts of dividends for such period to which they are respectively entitled.

     (b) Conversion.

     (i) Each share of Series A Preferred Stock shall be convertible at the option of the holder thereof into two (2) fully paid and non-assessable shares of Common Stock, subject to adjustment as hereinafter provided, upon surrender to the Corporation of the certificate or certificate for the shares to be converted, together with such form of notice of election to convert as may be provided from time to time by the Corporation. The number of shares of Common Stock deliverable upon conversion of a share of Series A Preferred Stock is hereinafter sometimes called the "Conversion Rate."

     (ii) Any holder of shares of the Series A Preferred Stock desiring to convert such shares shall deliver the certificates representing the shares to be converted, duly endorsed in blank, to the Secretary of the Corporation (at the office of the Corporation located in Great Neck, New York, or if there be none, then the office of the transfer agent of the Corporation's Common Stock) along with written notice (the "Conversion Notice") to the Secretary that such holder desires to convert his series A Preferred Stock represented by the enclosed certificates, or any portion thereof, into Common Stock. Upon receipt by the Secretary of a duly endorsed certificate or certificates representing the Series A Preferred Stock and a Conversion Notice, the Corporation shall, as soon as practicable thereafter, (i) cause to be issued to the holder that number of whole shares of Common Stock issuable upon conversion (with fractional shares rounded up to the nearest whole number) to the person or persons entitled to receive the same. The right to convert shares of Series A Preferred Stock shall cease and terminate on the close of business on the date preceding the date fixed for the redemption of such shares, unless default shall be made in payment of the Redemption Price (as defined in paragraph (c)), in which case such right of conversion shall be revived and continue until the Redemption Price has been paid.

     (iii) If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) into a smaller number of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately increased; provided, however, that no adjustment shall be made if all changes in the Conversion Rate since the last such change are less than 2% in the aggregate. Immediately upon an adjustment of the Conversion Rate, the Company will give written notice thereof to all holders of Series A Preferred Stock.

     (iv) Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another corporation that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions to insure that each of the holders of Series A Preferred Stock will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his Series A Preferred Stock immediately prior to such Organic Change. In any such case, the board of Directors of the Corporation in good faith will make appropriate provisions to insure that the provisions hereby applicable to the Series A Preferred Stock will thereafter be applicable to the Series A Preferred Stock. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of the stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. The Corporation shall give written notice to the holders of Series A Preferred Stock at least 20 days prior to the date on which any Organic Change will take place.

     (v) If any event occurs of the type contemplated by the provisions of this paragraph (b), but not expressly provided for by such provisions, then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Rate so as to protect the rights of the holders of Series A Preferred Stock.

     (vi) The Corporation will give written notice to all holders of Series A Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon Common Stock, (B) with respect to any pro rata subscription offer to the holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

     (vii) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the Conversion Rate with respect to all shares (or specified portions thereof) so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this paragraph, be issuable on the conversion of any shares of Series A Preferred Stock, the Corporation shall be rounded up to the nearest whole number.

     (c) Redemption. The Corporation may redeem shares of Series A Preferred Stock by paying on the date set for redemption (the "Redemption Date") an amount (the "Redemption Price") equal to the sum of (x) $2.00 for each such share to be redeemed plus (y) all accumulated and unpaid dividends (if any) thereon to the Redemption Date as provided in paragraph (b) above, subject to the following terms and conditions:

     (i) The Corporation may redeem any or all shares of Series A Preferred Stock issued and outstanding at any time after their date of issuance.

     (ii) The Corporation shall give notice (the "Redemption Notice") not more than sixty (60) days and not less than thirty (30) days prior to the Redemption Date by first class United States mail to each holder of record of shares of Series A Preferred Stock call for redemption (the "Redeemed Shares") at his address appearing on the stock transfer books of the Corporation.

     (iii) If the Corporation redeems less than all of the shares of Series A Preferred Stock, the Corporation, in its absolute discretion, either shall designate by lot in a manner determined by the Board of Directors the shares to be redeemed or shall effect such redemption ratably. The Corporation may not redeem any shares of shares of Series A Preferred Stock unless all unpaid dividends with respect to all shares of Series A Preferred Stock issued and outstanding have been paid in full on or before the Redemption Date.

     (iv) The Corporation may pay the Redemption Price for any Redeemed Shares from the surplus and stated capital of the Corporation, but no such redemption shall be made if the Corporation would thereby become insolvent or, if stated capital is used, the redemption would reduce the net assets of the Corporation below the stated capital remaining after giving effect to the cancellation of the Redeemed Shares.

     (v) If less than all of the shares of Series A Preferred Stock represented by any surrendered certificate are redeemed, the Corporation shall issue to the record holder of such shares a new certificate representing the unredeemed shares. If a Redemption Notice shall have been duly given and if on the Redemption Date funds necessary for the redemption shall have been reserved and made available for payment of the Redemption Price of all Redeemed Shares, then any dividends with respect to Redeemed Shares shall cease to be earned after the Redemption Date and all rights with respect to the Redeemed Shares shall cease on the Redemption Date (except for the right of holders Redeemed Shares to receive the Redemption Price for such shares).

     (d) Voting Rights. Holders of Series A Preferred Stock shall have no voting rights.

     (e) Preemptive Rights. Holders of Series A Preferred Stock shall have no preemptive rights.

     (f) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series A Preferred Stock shall be entitled to receive from the assets of the Corporation an amount equal to the sum of (x) $2.00 for each of Series A Preferred Stock recorded in his name on the stock transfer books of the Corporation plus (y) an amount equal to the accumulated and unpaid dividends to the date of such payment with respect to such shares of Series A Preferred Stock, as provided in paragraph (c) above, and no more, before any payments shall be made or any assets distributed to holders of shares of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series A Preferred Stock all amounts payable pursuant to the immediately preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series A Preferred Stock. Upon any such liquidation, dissolution or winding up, and after all amounts due to holders of the shares of Series A Preferred Stock are either paid or reserved for payment, the holders of shares of Common Stock shall be entitled to receive ratably any remaining assets of the Corporation.

     FOURTH: The governing board of the Corporation shall be styled as a "Board of Directors," and any member of said Board shall be styled as a "Director."

     The number of members constituting the first Board of Directors of the Corporation is three, and the names and the post office box or street addresses, either residence or business, of such members are as follows:

         Name                                 Address

Vlado P. Hreljanovic                    111 Great Neck Road
                                        Suite 604
                                        Great Neck, New York  11021

Peter W. Feldman                        777 Yamato Road
                                        Suite 135
                                        Boca Raton, Florida  33134

Harold A. Horowitz                      111 Great Neck Road
                                        Suite 604
                                        Great Neck, New York  11021

     The number of directors of the Corporation may be increased or decreased in the manner provided in the By-Laws of the Corporation; provided, that the number of directors shall never by less than one. In the interim between election of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by such stockholders, may be filled by the remaining directors, though less than a quorum.

     FIFTH: The name and the business street address of the incorporator signing these Articles of Incorporation are as follows:

         Name                                         Address

         Eric Honick, Esq.                    Snow Becker Krauss P. C.
                                              605 Third Avenue
                                              New York, NY  10158

     SIXTH: The Corporation shall have perpetual existence.

     SEVENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corpo ration Law of the State of Nevada, as the same may be amended and supplemented.

     EIGHTH: The affirmative vote of the holders of not less than 80% of the outstanding shares of "Voting Stock" (as hereinafter defined) of the Corporation shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined); provided, however, that the 80% voting requirement referred to above shall not be applicable if:

     (1) The Board of Directors of the Corporation by a vote of not less than a majority of the directors then holding office: (a) expressly approved in advance the acquisition of outstanding shares of Voting Stock of the Corporation that caused the Related Person (as hereinafter defined) to become a Related Person; or (b) approved the Business Combination prior to the Related Person involved in the Business Combination having become a Related Person; or

     (2) The Business Combination is solely between the Corporation and another corporation, 100% of the Voting Stock of which is owned, directly or indirectly, by the Corporation.

For the purposes of this Paragraph:

     (1) The term "Business Combination" shall mean (a) any merger or consolidation of the Corporation or a subsidiary with or into a Related Person;
(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, of all or any "Substantial Part" (as hereinafter defined) of the assets either of the Corporation (including, without limitation, any voting securities of a subsidiary) or of a subsidiary, to or with a Related Person; (c) the issuance or transfer by the Corporation or a subsidiary (other than by way of a pro rata distribution to all shareholders) of any securities of the Corporation or a subsidiary of the Corporation to a Related Person; (d) any reclassification of securities (including any reverse stock split) or recapitalization by the Corporation, the effect of which would be to increase the voting power (whether or not currently exercisable) of the Related Person; (e) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a Related Person; (f) any series or combination of transactions having, directly or indirectly, the same effect as any of the foregoing; and (g) any agreement, contract or other arrangement providing, directly or indirectly, for any of the foregoing.

     (2) The term "Related Person" shall mean and include any individual, corporation, partnership or other "person" or "group" of persons or entities (as such terms are used on December 18, 1996 in Rule 13d of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "Affiliates" and "Associates" (as such terms are defined on December 18, 1996 in Rule 12b-2 of the Exchange Act) of any such individual, corporation, partnership or other person or group of persons, which individually or together is the "Beneficial Owner" (as defined on December 18, 1996 in Rule 13d-3 and Rule 14d-l(b)(4) of the Exchange Act) in the aggregate of 10% or more of the outstanding Voting Stock of the Corporation, but the term "Related Person" shall not include the Corporation, any employee benefit plan(s) sponsored by the Corporation, or any person or entity who held such beneficial ownership prior to December 18, 1996.

     (3) Any person or group that has the right to acquire any shares of the Voting Stock of the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be deemed a Beneficial Owner for purposes of determining whether such person or group, individually or together with its Affiliates and Associates, is a Related Person.

     (4) The term "Substantial Part" shall mean more than 5% of the recorded value of the total assets of the entity in question as of the end of the fiscal year ending prior to the time the determination is being made or, in the case of Voting Stock of a subsidiary of the Corporation, 10% or more of the outstanding shares of such subsidiary's Voting Stock.

     (5) The term "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, and each reference to a proportion of shares of Voting Stock shall refer to shares having such proportion to the number of shares entitled to be cast.

     (6) The provisions set forth in this Article SEVENTH may not be amended, altered, changed, repealed, or rescinded in any respect unless such action is approved by the affirmative vote of the holders of not less than 80% of all shares of stock of the Corporation entitled to vote in the election of directors.

     NINTH: The Corporation may engage in any lawful activity.

     TENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on December 23, 1996.



                                                                  Eric Honick

STATE OF NEW YORK  )
                                     ) ss.:
COUNTY OF NEW YORK  )

     On this _______ day of December 1996, personally appeared before me, a Notary Public in and for the State and County aforesaid, Eric Honick, known to me to be the person described in and who executed the foregoing Articles of Incorporation, and who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     WITNESS my hand and official seal, the day and year first above written.


                                                                   Notary Public




Notarial Seal



                                    EXHIBIT H

                                     BY-LAWS

                                       OF

                               JUNIPER GROUP, INC.


                                    ARTICLE I

                                 The Corporation


     SECTION 1. Name. The legal name of this corporation (hereinafter called the "Corporation") is Juniper Group, Inc.

     SECTION 2. Registered Office. The registered office of the Corporation within the State of Nevada shall be in the City of Carson City.

     SECTION 3. Other Offices. The Corporation may also have an office or offices other than said registered office at such place or places, either within or without the State of Nevada, as the Board of Directors shall from time to time determine or the business of the Corporation may require. A special meeting of the stockholders shall be called by the President whenever so directed in writing by a majority of the entire Board of Directors or whenever the holders of one-third (1/3) of the number of shares of the capital stock of the Corporation entitled to vote at such meeting shall, in writing, request the same.


                                   ARTICLE II

                            Meetings of Stockholders

     SECTION 1. Place of Meetings. All meetings of the stockholders for the election of directors or for any other purpose shall be held at any such place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof.

     SECTION 2. Annual Meeting. The annual meeting of the stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof. At such annual meeting, the stockholders shall elect, by a plurality vote, a Board of Directors and transact such other business as may properly be brought before the meeting.

     SECTION 3. Special Meetings. Special meetings of the stockholders, unless otherwise prescribed by statute, may be called at any time by the Board of Directors or the Chairman of the Board, if one shall have been elected, or the President. A special meeting of the stockholders shall be called by the President whenever so directed in writing by a majority of the entire Board of Directors or whenever the holders of one-third (1/3) of the number of shares of the capital stock of the Corporation entitled to vote at such meeting shall, in writing, request the same.

     SECTION 4. Notice of Meetings. Except as otherwise expressly required by statute, written notice of each annual and special meeting of the stockholders stating the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat not less than ten (10) or more than fifty (50) days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Notice shall be given personally or by mail and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Notice of any meeting shall not be required to be given to any person who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or who, either before or after the meeting, shall submit a signed written waiver of notice, in person or by proxy. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice. When a quorum is once present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

     SECTION 5. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the right to vote at any meeting is challenged, the inspectors of election, if any, or the person presiding thereat, shall require such list of stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote thereat may vote at such meeting.

     SECTION 6. Quorum, Adjournments. The holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the Articles of Incorporation. If a meeting is adjourned to another time, not more than thirty (30) days hence, or to another place, and if an announcement of the adjourned time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment fix a new record date for the adjourned meeting. Notice of the annual and each special meeting of the stockholders shall indicate that it is being issued by or at the direction of the person or persons calling the meeting, and shall state the name and capacity of each such person. Neither the business to be transacted at nor the purpose of the annual or any special meeting of the stockholders need be specified in any written waiver of notice. If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty (30) days, or, if after adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 7. Organization. At each meeting of the stockholders, the Chairman of the Board, if one shall have been elected, or in his absence or if one shall not have been elected, the President shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

     SECTION 8. Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

     SECTION 9. Voting. Except as otherwise provided by statute or the Articles of Incorporation, each stockholder of the Corporation shall be entitled at each meeting of the stockholders to one vote for each of capital stock of the Corporation standing in his name on the record of stockholders of the
Corporation:

     (a) on the date fixed pursuant to the provisions of Section 6 of Article V of these By-Laws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

     (b) if no such record date shall have been so fixed, then at the close of business on the date next preceding the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held.

     Each stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in- fact but no proxy shall be voted after three years from its date, unless the proxy provides for a longer period. Any such proxy shall be delivered to the secretary of the meeting at or prior to the time designated in the order of business for so delivering such proxies. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereon, present in person or represented by proxy, shall decide any question brought before such meeting- unless the question is one upon which by express provision of statute or of the Articles of Incorporation or of these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

     SECTION 10. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, but need not, appoint one or more inspectors to act at such meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, and at the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. If any of the inspectors so appointed shall fail to appear, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by them.

     SECTION 11. Action by Consent. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of statute or of the Articles of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with, and the action taken without such meeting and vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of all outstanding stock.

                                ARTICLE III

                               Board of Directors

     SECTION 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Articles of Incorporation directed or required to be exercised or done by the stockholders.

     SECTION 2. Number, Election and Term of Office. Each director must be at least 18 years of age. A director need not be a stockholder or a resident of the State of Nevada. The initial Board of Directors shall consist of three (3) persons. Thereafter, the number of directors constituting the whole board shall be at least one (1). Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be three (3). The number of directors may be increased or decreased by action of the stockholders or the directors. No decrease in the number of directors shall shorten the term of any incumbent directors.

     SECTION 3. Nominations for the Board. Nominations for the election of directors may be made by the Board of Directors or by a stockholder entitled to vote in the election of directors. A stockholder entitled to vote in the election of directors, however, may make such a nomination only if written notice of such stockholder's intent to do so has been given, either by personal delivery or by United States mail, postage prepaid, and received by the Corporation (a) with respect to an election to be held at an annual meeting of stockholders, not later than 150 nor more than 180 days prior to the first anniversary of the preceding year's annual meeting (or, if the date of the annual meeting is changed by more than twenty (20) days from such anniversary date, within ten (10) days after the date the Corporation mails or otherwise gives notice of the date of such meeting), and (b) with respect to an election to be held at a special meeting of stockholders called for that purpose, not later than the close of business on the tenth (10th) day following the date on which notice of the special meeting was first mailed to the stockholders of the Corporation.

     Each  stockholder's  notice of intent to make a nomination shall set forth:
(i) the name(s) and address(es) of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder (a) is a holder of record of stock of the Corporation entitled to vote at such meeting, (b) will continue to hold such stock through the date on which the meeting is held, and (c) intends to appear in person or by proxy at the meeting to nominate the person or person specified in the notice;
(iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the stockholder;
(iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under Section 14 of the Securities Exchange Act of 1934, as amended, as now in effect or hereafter modified, had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the qualifications of such person to serve as a director.

     SECTION 4. Place of Meetings. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Nevada, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

     SECTION 5. Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such other time or place (within or without the State of Nevada) as shall be specified in a notice thereof given as hereinafter provided in Section 8 of this
Article III.

     SECTION 6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these By-Laws. Whenever the time or place of regular meetings of the Board shall have been determined by resolution of the Board, no regular meetings shall be held pursuant to any resolution of th Board altering or modifying its previous resolution relating to the time or place of the holding of regular meetings, without first giving at least three (3) days' written notice to each director, either personally or by telegram, or at least five (5) days' written notice to each director by mail, of the substance and effect of such new resolution relating to the time and place at which regular meetings of the Board may thereafter be held without notice.

     SECTION 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if one shall have been elected, by any director of the Corporation or by the President, Vice President, or Secretary.

     SECTION 8. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 8, in which notice shall be stated the time and place of the meeting. Except as otherwise required by these By-Laws, such notice need not state the purpose of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first-class mail, at least five (5) days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, telex, telecopier or other similar means, or be delivered to him personally or be given to him by telephone, or other similar means, at least three (3) days before the time at which such meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting, except when he shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

   SECTION 9. Quorum and Manner of Acting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, except that when the entire Board consists of one director, then one director shall constitute a quorum, and except that when a vacancy or vacancies prevents such majority, a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third of the entire Board. Except as otherwise expressly required by statute or the Articles of Incorporation or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

     SECTION 10. Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board or if one shall not have been elected, the President (or, in his absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary, or, in his absence, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

     SECTION 11. Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 12. Vacancies. Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of a majority of the directors then in office, though less than a quorum, or the sole remaining director or by the stockholders at the next annual meeting thereof or at a special meeting thereof. Each director so elected shall hold office until his successor shall have been elected and qualified.

     SECTION 13. Removal of Directors. Except as otherwise provided by statute, any director may be removed, with or without cause, at any time by the stockholders at a special meeting thereof. Except as otherwise provided by statute, any director may be removed for cause by the Board of Directors at any meeting thereof.

     SECTION 14. Compensation. The Board of Directors shall serve without compensation, unless otherwise determined by the Board of Directors. Said Directors will be reimbursed for expenses incurred for services rendered to the Corporation. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor; provided, however, that directors who are also salaried officers shall not receive fees or salaries as directors.

     SECTION 15. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, including any executive committee, each committee to consist of two (2) or more of the directors of the Corporation and each of which, to the extent provided in the resolution or in the Articles of Incorporation or in the By-Laws, shall have all the powers of the Board, except that no such Committee shall have power to fill vacancies in the Board, to change the membership of or to fill vacancies in any Committee, to make, amend, repeal or adopt By-Laws of the Corporation, to submit to the stockholders any action that needs stockholder approval under the Articles of Incorporation, these By-Laws or the Nevada General Corporation Law, to fix the compensation of the directors for serving on the Board or any committee thereof, or to amend or repeal any resolution of the Board which by is terms shall not be so amendable or repealable. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Except to the extent restricted by statute or the Articles of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

     SECTION 16. Executive Committee. Except as otherwise limited by the Board of Directors or by these By-laws, the Executive Committee, if so designated by the Board of Directors, shall have and may exercise, when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board shall have the power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make rules for the conduct of its business and may appoint such assistance as it shall from time to time deem necessary. A majority of the members of the Executive Committee, if more than a single member, shall constitute a quorum.

     SECTION 17. Action by Consent. Unless restricted by the Articles of Incorporation, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board of Directors or such committee shall be filed with the minutes of the proceedings of the Board of Directors or such committee.

     SECTION 18. Telephonic Meeting. Unless restricted by the Articles of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

                                   ARTICLE IV

                                    Officers

     SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the President, one or more Vice-Presidents, the Secretary, the Treasurer, and any such other officers as may be deemed necessary. The Board of Directors may elect other officers (including one or more Assistant Treasurers and one or more Assistant Secretaries), as may be necessary or desirable for the business of the Corporation. Such officers may have and perform the powers and duties usually pertaining to their respective offices, the powers and duties respectively prescribed by law and by these By-Laws, and such additional powers and duties as may from time to time be prescribed by the Board. Any two or more offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders, and until his successors shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these By-Laws. Vacancies occurring among the officers of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

     SECTION 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

     SECTION 3. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof. SECTION 4. The President. The President shall be the chief executive officer of the Corporation. He shall, in the absence of the Chairman of the Board or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He shall perform all duties incident to the office of President and chief executive officer and such other duties as may from time to time be assigned to him by the Board of Directors. He may sign certificates of stock and sign and seal bonds, debentures, contracts or other obligations authorized by the Board, and may, without previous authority of the Board, make such contracts as the ordinary conduct of the Corporation's business requires. He shall have power to select and appoint all necessary officers any employees of the Corporation, except those selected by the Board of Directors, and to remove all such officers and employees except those selected by the Board of Directors, and make new appointments to fill vacancies. He may delegate any of his powers to a Vice-President of the Corporation.

     SECTION 5. Vice-Presidents. Each Vice-President shall perform all such duties as from time to time may be assigned to him by the Board of Directors or the President. At the request of the President or in his absence or in the event of his inability or refusal to act, the Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice-Presidents in the order of their election), shall perform the duties of the President, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the President in respect of the performance of such duties.

     SECTION 6. Treasurer. The Treasurer shall:

     (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

     (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

     (c) deposit all moneys and other valuables to the credit of the Corporation in such depositaries as may be designated by the Board of Directors or pursuant to its direction and supervise the investments of the Corporation's funds, taking proper vouchers therefor;

     (d) render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

     (e) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 7. Secretary. The Secretary shall:

     (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

     (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

     (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

     (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

     (e) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.


     SECTION 8. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

     SECTION 9. The Assistant Secretary. The Assistant Secretary, or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

     SECTION 10. Officers' Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board of Directors may require.

     SECTION 11. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

     SECTION 12. Delegation. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may temporarily delegate the powers or duties, or any of them, of such officer to any other officer or to any director.

                                    ARTICLE V

                                  Shares, etc.

     SECTION 1. Share Certificates. Each owner of shares of the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board of Directors, certifying the number of shares of the Corporation owned by him. The certificates representing shares shall be signed in the name of the Corporation by the President or a Vice-President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed); provided, however, that where any such certificate is countersigned by a transfer agent, or is registered by a registrar (other than the Corporation or one of its employees), the signatures of the President, Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer upon such certificates may be facsimiles, engraved or printed. In case any officer who shall have signed any such certificate shall have ceased to be such officer before such certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue. When the Corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

     SECTION 2. Books of Account and Record of Stockholders. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept, at the office of the Corporation, in the State of Nevada, or such other State as determined by the Corporation, or at the office of its transfer agent in said State, a record containing the names and addresses of all stockholders of the Corporation, the number of shares held by each, and the dates when they became the holders of record thereof.

     SECTION 3. Transfer of Shares. Transfer of shares of the Corporation shall be made on the records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. The person in whose names shares shall stand on the record of stockholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to a transfer agent, such fact shall be noted on the records of the Corporation.

     SECTION 4. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of stock to bear the signature of any of them.

     SECTION 5. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the Corporation.

     SECTION 6. Fixing of Record Date. The Board of Directors may fix, in advance, a date not more than fifty (50) nor less than ten (10) days before the date then fixed for the holding of any meeting of the stockholders or before the last day on which the consent or dissent of the stockholders may be effectively expressed for any purpose without a meeting, as the time as of which the stockholders entitled to notice of and to vote at such meeting or whose consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons who were stockholders of record of voting shares at such time, and no others, shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be. The Board of Directors may fix, in advance, a date not more than fifty (50) nor less than ten (10) days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidence of rights or evidences of interests arising out of any change, conversion or exchange of shares or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 7. Lost, Destroyed or Mutilated Certificates. The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated. The Board of Directors may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board of Directors in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of destruction of any such certificate, or the issuance of such new certificate.


                                   ARTICLE VI

                               General Provisions

     SECTION 1. Dividends. Subject to statute and the Articles of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the Corporation, unless otherwise provided by statute or the Articles of Incorporation.

     SECTION 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors may think conducive to the interests of the Corporation. The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

     SECTION 3. Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors.

     SECTION 4. Checks, Notes, Drafts, Etc.. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

     SECTION 5. Execution of Contracts, Deeds, Etc.. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

     SECTION 6. Voting of Stocks in Other Corporations. Unless otherwise provided by resolution of the Board of Directors, the President, from time to time, may (or may appoint one or more attorneys or agents to) cast the votes which the Board of Directors may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, or to consent in writing to any action by any such other corporation. In the event one or more attorneys or agents are appointed, the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises.


                                   ARTICLE VII

                                   Amendments

     These By-Laws may be amended or repealed or new By-Laws may be adopted at any annual or special meeting of stockholders at which time a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of directors provided that notice of the proposed amendment or repeal or adoption of new By-Laws is contained in the notice of such meeting. These By-Laws may also be amended or repealed or new By-Laws may be adopted by the Board at any regular or special meeting of the Board of Directors. If any By-Law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors the By-Law so adopted, amended or repealed, together with a concise statement of the changes made. By-Laws adopted by the Board of Directors may be amended or repealed by the stockholders.

                              JUNIPER FEATURES LTD.
                               111 Great Neck Road
                           Great Neck, New York 11021

PROXY

     The undersigned, a holder of Common Stock of Juniper Features Ltd., a New York corporation (the "Company"), hereby appoints V. Paul Hreljanovic and Yvonne
T. Paultre, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders of the Company to be held on February 6, 1997 and any adjournments thereof, as follows:

          1.  ELECTION  OF  DIRECTORS,   as  provided  in  the  Company's  Proxy
          Statement:

          [ ] FOR all nominees listed below

          [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

          (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW)

                   V. Paul Hreljanovic, Harold A. Horowitz and Peter W. Feldman

          2. To consider and vote upon a proposed amendment to the Certificate of Incorporation of the Company to change the name of the Company to Juniper Group, Inc.

          [ ] FOR  [ ] AGAINST      [ ] ABSTAIN

          3. To consider and vote upon a proposed amendment to the Certificate of Incorporation of the Company to eliminate preemptive rights.

          [ ] FOR  [ ] AGAINST      [ ] ABSTAIN

          4. To consider and vote upon a proposed amendment to the Certificate of Incorporation of the Company to authorize Common Stock of the Company from 20,000,000 shares to 300,000,000 shares of Common Stock.

          [ ] FOR [ ]  AGAINST  [ ]  ABSTAIN


          5. To consider and vote upon a proposed amendment of the Certificate of Incorporation of the Company to require a specified shareholder vote for approval of certain business combinations involving the Company and a related person.

          [ ] FOR [ ] AGAINST [ ] ABSTAIN

          6. To consider and vote upon a proposal to amend the Companys' by-laws to provide for a pre-takeover notification requirement.

          [ ] FOR [ ] AGAINST [ ]  ABSTAIN

          7. To consider and vote upon a proposal to change the Company's state of domicile from New York to Nevada pursuant to a reincorporation in Nevada.

          [ ] FOR [ ] AGAINST [ ] ABSTAIN

          8. To act upon a proposal  to adopt the  Company's  1996 Stock  Option
          Plan.

          [ ] FOR [ ] AGAINST [ ] ABSTAIN

          9. To ratify the appointment of Goldstein & Ganz, P.C., as the Company's independent auditors for the year ended December 31, 1996.

          [ ] FOR [ ] AGAINST [ ] ABSTAIN

          10. Upon such other matters as may properly come before the meeting or any adjournments thereof.

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2 THROUGH 9, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated December __, 1996 relating to the Annual Meeting, and the 1995 Annual Report to Shareholders.


                                         _____________________________________
                                         Signature(s) of Shareholder(s)


     The signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.



Date:                     , 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                              JUNIPER FEATURES LTD.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                              JUNIPER FEATURES LTD.
                             1996 STOCK OPTION PLAN



1.  Purposes.

     The JUNIPER FEATURES LTD. 1996 STOCK OPTION PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of Juniper Features Ltd. (the "Company") and/or any subsidiary or parent thereof with an added incentive to commence and/or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs") (collectively the "Options"). The vesting of one or more Options granted hereunder may be based on the attainment of specified performance goals of the participant or the performance of the Company, one or more subsidiaries, the parent and/or any division of one or more of the above.

2.  Shares Subject to the Plan.

     The total number of shares of Common Stock of the Company, $.001 par value per share, that may be subject to Options granted under the Plan shall be five million (5,000,000) in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO to an employee together with a tandem SAR shall only require one share of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to permit exercise of outstanding tions granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.  Eligibility.

     ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. NQSOs and SARs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4.  Administration of the Plan.

     (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by a Stock Option Committee (the "Committee") which shall be composed of solely of at least two Non-Employee Directors (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act)) appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs, NQSOs, and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

     (b) Notwithstanding anything contained herein to the contrary, at any time during the period the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act, the Committee, if one has been appointed to administer all or part of the Plan, shall have the exclusive right to grant Options to persons subject to Section 16 of the 1934 Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any), promulgated under the 1934 Act and Section 162(m)(4)(C) of the Code of 1986. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.

5.  Terms of Options.

     Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO/SAR or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the Nasdaq Stock Market, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

     (c) The Option Price of the shares of Common Stock subject to an NQSO or an SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion, but in no event less than 85% of the fair market value per share of the shares of Common Stock at the time of grant.

     (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or an SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (e) An SAR may be exercised at any time during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SARs to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee has the discretion to alter the terms of the SARs if necessary to comply with federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

     (f) An Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no event may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) except with respect to performance based Options, become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option, if not terminated as provided in Section 6 hereof. The Board of Directors or the Committee, if applicable, shall, in the event it so elects in its sole discretion, set one or more performance standards with respect to one or more Options upon which vesting is conditioned (which performance standards may vary among the Options).

     (g) The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one Option shall not imply that any other Option is or to be accelerated.

     (h) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed between the date of grant and the date of exercise, and one additional year shall have passed between the date of exercise and date of sale), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Committee or Board of Directors by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof, or in the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. To the extent allowed by applicable Federal and state securities laws, the Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.

     (i) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

     (j) All ISOs or SARs in tandem with ISOs granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder. The Board or the Committee, in its sole discretion, shall determine whether an Option other than an ISO or SAR in tandem with an ISO shall be transferable. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (k) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan to any employee are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000 for such employee. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

     (l) Notwithstanding anything contained herein to the contrary, an SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

     (m) In no event shall an employee be granted Options for more than 500,000 shares of Common Stock during any calendar year period; provided, however, that the limitation set forth in this Section 5(l) shall be subject to adjustment as provided in Section 8 herein.

6.  Death or Termination of Employment/Consulting Relationship.

     (a) Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment with the Company for any reason or termination of a consulting relationship with the Company prior to the termination of the term thereof, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three
(3) months after the date of such termination, subject to the provisions of Subparagraph (d) of this Paragraph 6. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is terminated as a result of performing services for the Company in bad faith or has been convicted of a felony committed against the Company, and the other provisions of this Section 6 shall not be applicable thereto.

     (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or while providing consulting services to the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment/consulting, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than six months after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months less one day after such holder's termination of employment due to the disability.

     (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, consulting relationship or death, and in any event may not be exercised after the original expiration date of the Option. Notwithstanding anything contained herein which may be to the contrary, such termination or death prior to vesting shall, unless otherwise determined by the Board of Directors or Committee, in its sole discretion, be deemed to occur at a time the holder was not entitled to exercise the Option.


7.  Leave of Absence.

     For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.  Adjustment Upon Changes in Capitalization.

     (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in
(b) below, the sale of substantially all the assets of the Company for any property other than stock and/or securities, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

     (b) Any Option granted under the Plan, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

     (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9. Further Conditions of Exercise.

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed and until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

     (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

10.  Termination, Modification and Amendment.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (c) The Board of  Directors  of the Company  may at any time,  prior to ten
(10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.  Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.


12.  Not a Contract of Employment.

     Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee.

13.  Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.